UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Soliciting Material Pursuant to §240.14a-12

ENZON PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)
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20 Commerce Drive, Suite 135
Cranford, New Jersey 07016
(732) 980-4500
NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 2, 2021
To our stockholders:
The 2021 virtual annual meeting of stockholders (the “2021 Annual Meeting”) of Enzon Pharmaceuticals, Inc., a Delaware corporation, will be held on Wednesday, June 2, 2021 at 11:00 a.m., local time, for the following purposes:
1.
to elect three directors, each for a one-year term expiring at our next annual meeting of stockholders and until such director’s successor is elected and qualified (Proposal No. 1);

2.
to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal No. 2);

3.
to approve, on an advisory basis, the compensation of our named executive officers (Proposal No. 3);

4.
to ratify the Section 382 Rights Plan adopted by the Board of Directors (Proposal No. 4); and

5.
to transact such other matters as may properly come before the 2021 Annual Meeting or any adjournment or postponement thereof.

Only holders of record of our Common Stock as of the close of business on April 12, 2021, the record date, are entitled to notice of and to vote at the 2021 Annual Meeting.
The annual meeting will be a completely “virtual” meeting of stockholders. You will be able to listen and participate in the virtual annual meeting as well as vote and submit your questions during the live webcast of the meeting by visiting https://www.cstproxy.com/enzon/2021 and entering the twelve-digit control number included in your Notice Regarding the Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials.
Whether or not you plan to participate virtually in the 2021 Annual Meeting, your vote is important. To assure your representation at the meeting, please vote by signing and dating the enclosed proxy card and returning it promptly in the enclosed postage-paid envelope or by submitting voting instructions via the Internet at www.cstproxyvote.com. Sending in your proxy or submitting voting instructions via the Internet will not prevent you from voting electronically during the 2021 Annual Meeting. If you vote during the 2021 Annual Meeting in the virtual meeting platform, that vote will revoke any prior proxy or voting instructions that you have submitted.
By Order of the Board of Directors,
/s/ Richard L. Feinstein

Richard L. Feinstein
Chief Executive Officer, Chief Financial Officer and Secretary
Cranford, New Jersey
April 14, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2021 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 2021
This Proxy Statement, the Proxy Card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available online at: https://www.cstproxy.com/enzon/2021
20 Commerce Drive, Suite 135
Cranford, New Jersey 07016
(732) 980-4500
PROXY STATEMENT
Enzon Pharmaceuticals, Inc. is furnishing this proxy statement and the enclosed proxy card to our stockholders of record as of the close of business on April 12, 2021 in connection with our solicitation of proxies for use at the virtual annual meeting of stockholders and any adjournment(s), postponement(s) or other delays thereof (the “2021 Annual Meeting”) to be held on Wednesday, June 2, 2021 at 11:00 a.m., local time.
The annual meeting will be a completely “virtual” meeting of stockholders. You will be able to listen and participate in the virtual annual meeting as well as vote and submit your questions during the live webcast of the meeting by visiting https://www.cstproxy.com/enzon/2021 and entering the twelve-digit control number included in your Notice Regarding the Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials.
References in this proxy statement to the “Company,” “our company,” “we,” “us,” “our” and similar terms mean Enzon Pharmaceuticals, Inc.
The accompanying proxy is solicited by our Board of Directors (our “Board”) and is revocable by the stockholder any time before it is voted at the 2021 Annual Meeting.
We have elected to take advantage of the SEC’s “notice and access” rule that allows us to furnish proxy materials to stockholders online. On or about April 19, 2021, we will mail to our stockholders of record as of the close of business on April 12, 2021 either (i) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials online and how to request a printed set of our proxy materials or (ii) if previously requested, a printed set of our proxy materials. If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed set of our proxy materials unless you specifically request one.
Our principal executive offices are located at 20 Commerce Drive, Suite 135, Cranford, New Jersey 07016, telephone (732) 980-4500.
Who May Vote
Only holders of our common stock (“Common Stock”) outstanding as of the close of business on April 12, 2021 (the “Record Date”) are entitled to receive notice of, and to vote at, the 2021 Annual Meeting. As of the Record Date, there were 74,214,603 shares of Common Stock outstanding and entitled to vote at the 2021 Annual Meeting and there were no other classes of securities outstanding that will be entitled to vote at the 2021 Annual Meeting. Each share of Common Stock is entitled to one vote on all matters. There are no cumulative voting rights.
Voting Requirements
One-third of the shares of Common Stock entitled to vote at the 2021 Annual Meeting present at the meeting or by proxy constitutes a quorum for action at the meeting. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.
The vote requirement for each matter is as follows:
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Proposal No. 1 (Election of Directors) — A nominee will be elected as a director if he or she receives a majority of the votes cast at the 2021 Annual Meeting. A majority of votes cast means that the number of shares voted “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election. Abstentions and broker non-votes, if any, will not be counted either for or against the election of a nominee.

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Proposal No. 2 (Ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021) — The ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the favorable vote of a majority of the votes cast by the holders of shares of Common Stock present or represented virtually by proxy at the 2021 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

•
Proposal No. 3 (Approval, on an advisory basis, of the compensation of our named executive officers) — The approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as described in this proxy statement requires the favorable vote of a majority of the votes cast by the holders of shares of Common Stock present or represented virtually by proxy at the 2021 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

•
Proposal No. 4 (Ratification of the adoption of the Section 382 Rights Plan) — The ratification of the Section 382 Rights Plan adopted by our Board of Directors requires the favorable vote of a majority of the votes cast by the holders of shares of Common Stock present in person or represented virtually by proxy at the 2021 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

Broker Non-Votes
If you are a beneficial owner whose shares are held in the name of a broker, and you do not provide your broker with voting instructions, the broker has the authority to vote your shares for or against certain “routine” matters. The proposal to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 is the only routine matter being considered at the 2021 Annual Meeting.
Our Board’s Voting Recommendations
Our Board recommends that you vote your shares “FOR” each of our Board’s nominees who are standing for election to our Board (Proposal No. 1), “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal No. 2), “FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 3), and “FOR” the ratification of the adoption of the Section 382 Rights Plan (Proposal No. 4).
General Information
Due to the continued public health impact of COVID-19, and to support the health and well-being of our stockholders, this year’s annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. It is the present expectation of our Board that future annual meetings will have an in-person format.
Our Board has made these materials available to you over the Internet, or has delivered printed versions of these materials to you by mail, in connection with our Board’s solicitation of proxies for use at the virtual-only 2021 Annual Meeting. The 2021 Annual Meeting is scheduled to be held on Wednesday, June 2, 2021 at 11:00 a.m., local time, via live webcast through the website link below. You will need the twelve-digit control number provided on the Notice Regarding the Availability of Proxy Materials, your proxy card (if applicable) or on the instructions provided with your proxy materials. This solicitation is for proxies for use at the virtual annual meeting or at any reconvened meeting after an adjournment or postponement of the virtual annual meeting.
Giving us your proxy means you authorize our Board’s designated proxy holders (who are identified on the enclosed proxy card) to vote your shares at the 2021 Annual Meeting in the manner that you have indicated and in their discretion on such other matters as may properly come before the 2021 Annual Meeting. If you sign and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “FOR” each of our Board’s nominees that are standing for election to our Board (Proposal No. 1), “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal No. 2), “FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 3), and “FOR” the ratification of the adoption of the Section 382 Rights Plan (Proposal No. 4).
Voting at the 2021 Annual Meeting
This year’s 2021 Annual Meeting will be held entirely online and you will not be able to physically attend the virtual meeting. This will allow greater participation, particularly because we do not know whether, in light of ongoing public health concerns surrounding COVID-19, an in-person meeting would be permissible or advisable. Shareholders may participate in the virtual annual meeting by visiting the following website: https://www.cstproxy.com/enzon/2021. To participate in the 2021 Annual Meeting, you will need the twelve-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted electronically during the virtual annual meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted electronically during the virtual annual meeting so long as you obtain a legal proxy from your bank, broker, trustee or other nominee. However, even if you plan to participate in the virtual annual meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to participate in the 2021 Annual Meeting.
Voting Without Participating in the 2021 Annual Meeting
To vote your shares without participating in the virtual annual meeting, please follow the instructions for Internet voting on the Notice. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. This way your shares will be represented whether or not you are able to participate in the virtual annual meeting.
How to Participate in the 2021 Annual Meeting
You are entitled to participate in the virtual annual meeting only if you were a stockholder of record as of April 12, 2021 or you hold a valid proxy for the virtual annual meeting. You may participate in the virtual annual meeting, vote, and submit a question during the virtual annual meeting by visiting https://www.cstproxy.com/enzon/2021 and using your twelve-digit control number to enter the meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may use your twelve-digit control number to enter the meeting. If you do not use your twelve-digit control number, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual annual meeting. We recommend that you log in at least 15 minutes before the Annual Meeting to ensure you are logged in when the meeting starts.
Revoking a Proxy
You may revoke your proxy or voting instructions by (i) submitting new voting instructions via the Internet at www.cstproxyvote.com, (ii) submitting a new proxy with a later date or (iii) notifying our

Secretary before the 2021 Annual Meeting by mail at the address shown on page 1. If you participate in the virtual-only 2021 Annual Meeting and vote during the meeting in the virtual platform, any previously submitted proxy or voting instructions will be revoked.
How We Solicit Proxies
We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, Internet and personal solicitation by our directors or officers. No additional compensation for soliciting proxies will be paid to our directors or officers for their proxy solicitation efforts. We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Common Stock.
If You Receive More Than One Proxy Card
If you hold your shares of Common Stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares of Common Stock are voted, please sign, date and return the proxy card, or submit voting instructions via the Internet at www.cstproxyvote.com, for each account. You should vote all of your shares of Common Stock.
Delivery of Documents to Stockholders Sharing an Address
A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single set of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, please notify your broker or direct a written request to Enzon Pharmaceuticals, Inc., 20 Commerce Drive, Suite 135, Cranford, New Jersey 07016, attention: Corporate Secretary. A separate copy of the proxy materials or our 2020 Annual Report will be delivered to you promptly and without charge. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.
For Assistance with Technical Difficulties at the Virtual Meeting
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual annual meeting website.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
General
Pursuant to the provisions of our Amended and Restated Certificate of Incorporation and our Second Amended and Restated By-Laws, each member of our Board is to be elected each year to hold office for one year until the annual meeting of stockholders after such election. Our current three-member Board recommends that the stockholders elect all of our director nominees at the 2021 Annual Meeting to serve until our next annual meeting of stockholders and until such director’s successor is elected and qualified. The proxies solicited by this proxy statement cannot be voted for more than three nominees at the 2021 Annual Meeting. The nominees who are standing for election to our Board at the 2021 Annual Meeting and certain information with respect to their backgrounds are set forth below. It is the intention of the persons named in the accompanying proxy card, unless otherwise instructed, to vote to elect the nominees named herein. In the event that any nominee named herein is unable or unwilling to serve as a director, discretionary authority is reserved to our Board to vote for a substitute. Our Board has no reason to believe that any nominee named herein will be unable to serve if elected.
Our Second Amended and Restated By-Laws provide for majority voting for election of directors in uncontested elections. In an uncontested election of directors (i.e., an election where the only nominees are those recommended by our Board), each member of our Board will be elected only if the votes cast for the nominee exceed the votes cast against the nominee, rather than by plurality voting. Plurality voting is retained for contested elections. In addition, our Board also adopted a Board Resignation Policy in furtherance of these majority voting principles. Pursuant to this policy, each of our Board’s nominees would agree to submit an irrevocable resignation from our Board, which will become effective in accordance with such policy in the event the nominee fails to receive the required vote for his or her election at the 2021 Annual Meeting.
Director Nominees
Our Board has nominated and recommended for election the following persons to stand for re-election at the 2021 Annual Meeting: Jordan Bleznick, Jennifer McNealey, and Randolph C. Read. The proxies solicited by this proxy statement cannot be voted for more than three nominees at the 2021 Annual Meeting.
On August 4, 2020, our Board elected Jordan Bleznick to serve as a director to fill the vacancy left by the resignation of Jonathan Christodoro, who had served as a director since 2013, and elected Mr. Read as a director to fill the vacancy left by Odysseas Kostas, M.D., who had served as a director since 2013. Mr. Christodoro and Dr. Kostas each resigned from our Board effective August 4, 2020, neither as the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
The nominees for election to the office of director, and certain information with respect to their backgrounds, are set forth below. It is the intention of our Board’s designated proxy holders (who are identified on the enclosed proxy card), unless otherwise instructed, to vote to elect Mr. Bleznick, Ms. McNealey, and Mr. Read.
In the event that any of our Board’s nominees is unable or unwilling to serve as a director, discretionary authority is reserved to our Board to select a substitute. Our Board has no reason to believe that any nominee named herein will be unable to serve if elected. Each nominee for director has consented to being named in this proxy statement and to serving as a director if elected.
Set forth below are the name, age and year in which the current term expires of each nominee for election to our Board as of the date of this proxy statement.
Nominee Name	Age	Director Since	Position with Our Company	Term Expires on the Annual Meeting Held in the Year
Jordan Bleznick.........................................	65	2020	Director	2021
Jennifer McNealey.....................................	47	2013	Director	2021
Randolph C. Read.....................................	68	2020	Director	2021

Nominees for Election as Directors
Jordan Bleznick — Mr. Bleznick has been a director of our Company since August 2020. Since September 2002, Mr. Bleznick has been the Vice President/Taxes of Starfire Holding Corporation, a privately-held holding company of Carl C. Icahn. He has been the Chief Tax Counsel for various affiliates of Mr. Icahn since April 2002. From March 2000 through March 2002, Mr. Bleznick was a partner in the New York City office of the law firm of DLA Piper, formerly known as Piper Rudnick, LLP. From March 1984 until February 2000, he was an associate and then a partner at the New York City law firm of Gordon Altman Weitzen Shalov and Wein. Mr. Bleznick received a B.A. in Economics from the University of Cincinnati in 1976, a J.D. from The Ohio State University College of Law in 1979 and a L.L.M. in Taxation from the New York University School of Law in 1980. Mr. Bleznick’s qualifications to serve as a director of our Company include his expertise in tax law and his involvement with other public companies owned by Carl C. Icahn and affiliated entities.
Jennifer McNealey — Ms. McNealey has been a director of our Company since September 2013. Since March 2021, she has served as Chief Financial Officer of Codex DNA. Prior to Codex DNA, Ms. McNealey served as Vice President, Investor Relations and Strategy of Calithera Biosciences, Inc., a clinical-stage pharmaceutical company. She joined Calithera in February 2015 and served as a member of the senior management team until March 2021. Prior to joining Calithera Biosciences, Inc., Ms. McNealey served as an advisor to biotechnology companies. In 2005, Ms. McNealey founded Laurient LLC, a research company focused on the biotechnology and pharmaceutical industries, where she worked until 2012. Prior to founding Laurient LLC, Ms. McNealey served as a portfolio manager and biotechnology analyst at various firms, including Paramount Capital, Franklin Templeton, Amerindo Investment Advisors and Morgan Stanley Dean Witter Advisors. Ms. McNealey has a B.A. and an M.H.A. from Cornell University. Ms. McNealey’s qualifications to serve as a director of our Company include her service as a member of the management team of another public company, as well as her extensive experience in the biotechnology and pharmaceutical industries.
Randolph C. Read — Mr. Read has been a director of our Company since August 2020, and since that time has served as our Chairman of the Board and Chairman of the Finance and Audit Committee. Mr. Read has been President and Chief Executive Officer of Nevada Strategic Credit Investments, LLC since 2009. Mr. Read has served since November 2018 as an independent manager/director and Chairman of the Board of Managers of New York REIT Liquidating, LLC, a successor to New York REIT, Inc., a publicly traded (NYSE) real estate investment trust, where Mr. Read served as an independent director from December 2014 to November 2018, including as Chairman of its Board of Directors from June 2015 to November 2018. Mr. Read has served as an independent director of Luby’s, Inc. (NYSE), a multi branded company in the restaurant and the contract food services industries, since August 2019, including as Co-Chairman of its Special Committee. Mr. Read has served as an independent Director of SandRidge Energy, Inc. (NYSE), an oil and natural gas exploration and production company, since June 2018, including as Chairman of its Audit Committee and Chairman of its Finance Committee. Mr. Read served as an independent director of Business Development Corporation of America from December 2014 to June 2018. Mr. Read served as the Chairman of the Board of Directors of Healthcare Trust, Inc. (currently NASDAQ), a real estate investment trust, from February 2015 to October 2016. Mr. Read has previously served as President of a variety of other companies and has previously served on a number of public and private company boards. Mr. Read is admitted as a Certified Public Accountant and has an M.B.A. in Finance from the Wharton Graduate School of the University of Pennsylvania and a B.S. from Tulane University. Mr. Read’s qualifications to serve as a director of our Company include his significant business experience as a director and an executive officer of entities in a variety of industries, as well as capital markets, governance, and operations experience, in addition to his knowledge, financial expertise and leadership qualities and roles.
Vote Required
A nominee will be elected as a director if he or she receives a majority of the votes cast by the shares present or represented virtually by proxy at the 2021 Annual Meeting. A majority of votes cast means that the number of shares voted “FOR” a nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election. Abstentions and broker non-votes, if any, will not be counted either for or against the election of a nominee.
Recommendation
Our Board recommends that you vote “FOR” each of the nominees named above (Proposal No. 1 on the proxy card).

DIRECTORS’ NOMINATION
Process for Identifying and Evaluating Nominees.    As the Governance and Nominating Committee was dissolved in August 2020, since the full Board effectively acted in such capacity, the process for nominating persons for election to our Board follows that which was identified in the previous charter of the Governance and Nominating Committee. The Board solicits nominations for new directors and screens the list of potential new directors submitted to it by other directors or any other sources and decides whether the assistance of a search firm is needed, and if so, chooses the firm. After a review of candidates and after considering the advice of the Chairperson of our Board, the Board will designate which candidates, if any, are to be interviewed.
Criteria for Board Membership.    Although there is no specific criteria for identifying and recommending new candidates to serve as directors, candidates may be interviewed by our Board to evaluate the following, among other qualifications it may deem appropriate:
•
experience as a director of another publicly-traded corporation, experience in industries or with technologies relevant to our Company, accounting or financial reporting experience, or such other professional experience that the Board determines qualifies an individual for Board service;

•
candidates’ business judgment and temperament, ethical standards, view of the relative responsibilities of a director and management, independent thinking, articulate communication and intelligence; and

•
any other factors as the Board deems appropriate, including judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to our Board and any committees of our Board.

Although there is no written diversity policy, our Board generally considers diversity of knowledge, skills and professional experience as factors in evaluating candidates for our Board.
Stockholder Nominees.    Our Board will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Board, c/o the Secretary, and should include the following information: (i) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and our Second Amended and Restated-Bylaws; (ii) the names and addresses of the stockholders making the nomination and the number of shares of Common Stock that are owned beneficially and of record by such stockholders; (iii) appropriate biographical information and a statement as to the qualification of the nominee; and (iv) a statement whether the nominee, if elected, intends to tender an irrevocable resignation effective upon such person’s failure to receive the required vote, as will be provided by candidates nominated by our Board, in accordance with our Board’s resignation policy described below. Our Second Amended and Restated By-Laws generally require that this information should be submitted not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. The manner in which the committee evaluates potential directors will be the same for candidates recommended by the stockholders as for candidates recommended by others.
Majority Voting for Directors and Board Resignation Policy.    Our Second Amended and Restated By-Laws provide for majority voting for election of directors in uncontested elections. In an uncontested election of directors (i.e., an election where the only nominees are those recommended by our Board), each member of our Board will be elected only if the votes cast for the director exceed the votes cast against the director, rather than by plurality voting. Plurality voting is retained for contested elections. In addition, our Board also adopted a Board Resignation Policy in furtherance of the majority voting principles reflected in our Second Amended and Restated By-Laws. Under this policy, in uncontested elections, a director nominee who does not receive the required votes for election or re-election is expected to tender his or her resignation to our Board. In addition, our Board expects candidates to tender resignations if they fail to receive the required votes. The resignation tendered by a nominee would be effective automatically on the 60th day following the annual meeting at which the nominee failed to receive the required vote, unless our Board decides to suspend the resignation for so long as our Board determines that such resignation would cause our Board or committees thereof to fail to comply with our bylaws, the Delaware General Corporation Law or any regulation promulgated by the SEC. We intend on publicly disclosing our Board’s determination regarding any suspension of any tendered resignation and the rationale behind the decision.

DIRECTORS’ COMPENSATION
Amended and Restated 2013 Outside Director Compensation Plan
Under the Amended and Restated 2013 Outside Director Compensation Plan, each non-employee director (i) received an annual cash retainer of $30,000, (ii) for service as chair of the Finance and Audit Committee received an additional annual cash retainer of $10,000 and (iii) for service as a non-chair member of the Finance and Audit Committee received an additional annual cash retainer of $5,000. Currently, in lieu of the above, each director is compensated in the amount of $36,666 per annum (pro-rated for partial periods of service). The annual cash compensation is payable quarterly at the end of each quarter.
Total Director Compensation
A summary of compensation paid to each of our directors during fiscal year 2020 is set forth below.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Jordan Bleznick	5,683	—	—	5,683
Jonathan Christodoro(3)	33,800	—	—	33,800
Odysseas Kostas(4)	29,875	—	—	29,875
Jennifer McNealey	35,258	—	—	35,258
Randolph C. Read	5,683	—	—	5,683

(1)
As of December 31, 2020, none of the directors listed held any outstanding restricted stock units.

(2)
As of December 31, 2020, none of the directors listed held any outstanding stock options.

(3)
Mr. Christodoro resigned from the Board effective August 4, 2020 and was replaced by Jordan Bleznick.

(4)
Dr.Kostas resigned from the Board effective August 4, 2020 and was replaced by Randolph C. Read.

CORPORATE GOVERNANCE
Director Independence
Although our Common Stock is no longer listed on The Nasdaq Stock Market (“Nasdaq”), our Board continues to use the definition of independence set forth in the listing standards of Nasdaq in evaluating the independence of our directors. Our Board has determined that each current member of our Board is independent as defined by the listing standards of Nasdaq. The Board previously determined that Mr. Christodoro and Dr. Kostas, who each served as directors during fiscal year 2020 until their respective resignations effective August 4, 2020, were each independent as defined by the listing standards of Nasdaq.
Meetings and Attendance
Our Board held fifteen meetings during fiscal year 2020. Each director who served on the Board during fiscal year 2020 attended at least 75% of the total number of meetings held during fiscal year 2020 by our Board and committees of our Board of which such director was a member (during the period that the director served).
We do not have a policy requiring our directors to attend our annual stockholders’ meetings. All of our directors then-serving attended the 2020 annual meeting.
Board Leadership Structure
Our Board is led by a Chairperson appointed by our Board annually. The Chairperson leads our Board in its role of providing advice to, and overseeing the performance of, our Chief Executive Officer. Mr. Christodoro served as the Chairman of our Board during 2020 through August 4, 2020, the effective date of his resignation. Since August 4, 2020, Mr. Read serves as the Chairman of the Board, and Richard L. Feinstein currently serves as our Chief Executive Officer. Our Board does not have a formal policy with respect to the separation of the positions of Chairperson and Chief Executive Officer. However, our Board believes that separating these positions allows the Chief Executive Officer to focus on day-to-day operations, while allowing the Chairperson to lead our Board in its primary role of review and oversight of management.
Hedging or Pledging of Company Stock
Our Company maintains a policy prohibiting our employees, officers and directors from engaging in hedging or pledging transactions involving Company stock or holding Company stock in a margin account.
Communications with Directors
Stockholders may communicate directly with our directors. All communications should be sent in care of our Secretary at our address and should prominently indicate on the outside of the envelope that it is intended for our Board or for a specific director. If no director is specified, the communication will be forwarded to the entire Board.
Standing Committees of our Board
During 2020, until the resignations of Mr. Christodoro and Dr. Kostas, the three then-standing members of our Board, Mr. Christodoro, Dr. Kostas and Ms. McNealey, constituted the members of our three standing committees of our Board. Subsequent to the two resignations, as of August 7, 2020, only the Finance and Audit Committee was retained and was originally comprised of the three standing members of our Board, Mr. Bleznick. Ms. McNealey and Mr. Read. Subsequently, as of November 1, 2020, only Ms. McNealy and Mr. Read comprised the Finance and Audit Committee. The Compensation Committee and the Governance and Nominating Committee were dissolved and our Board as a whole undertook the duties and responsibilities of each.
Finance and Audit Committee
Our Finance and Audit Committee is currently comprised of Ms. McNealey and Mr. Read. Through August 4, 2020, the effective date of his resignation, Mr. Christodoro acted as Chairman of our Finance and Audit Committee. Following his election to the Board on August 4, 2020, Mr. Read was appointed to act as the Chairman of the Finance and Audit Committee. Mr. Bleznick was appointed to our Finance and Audit Committee following his election to the Board on August 4, 2020 and was no longer serving on our Finance and Audit Committee as of November 1, 2020. Our Finance and Audit Committee held five meetings during fiscal year 2020.
In evaluating the composition of our Finance and Audit Committee, our Board has determined that each current member of the committee is independent as defined by the listing standards of Nasdaq and Rule 10A-3 under the Exchange Act. Our Board has determined that Mr. Read satisfies the definition of “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.
The primary purpose of the Finance and Audit Committee is to monitor the integrity of our Company’s financial reporting process and financial statements, the systems of internal controls and controls over financial reporting, our Company’s compliance with legal and regulatory requirements, and the performance and independence of our Company’s independent registered public accounting firm. The Finance and Audit Committee is responsible for discussing with management the adequacy of our Company’s internal controls and the financial reporting process. The Finance and Audit Committee also is responsible for discussing these matters with our Company’s independent registered public accounting firm. In addition, the Finance and Audit Committee is responsible for reviewing our financial statements and discussing them with management and our Company’s independent registered public accounting firm before those financial statements are filed with the SEC. The charter of the Finance and Audit Committee may be found on our website at www.enzon.com.
Compensation Committee (Since Dissolved)
On August 7, 2020, the Board of Directors determined to dissolve the Compensation Committee since the role and function of such committee was effectively performed by the full Board. All three members of our Board constituted the Compensation Committee prior to its dissolution. Prior to its dissolution, Ms. McNealey acted as the Chairwoman of the Compensation Committee. Our Compensation Committee held one meeting during fiscal year 2020.
Prior to its dissolution, in evaluating the composition of our Compensation Committee, our Board had determined that each member of our Compensation Committee was independent as defined by the listing standards of Nasdaq.
The primary duties and responsibilities of the Compensation Committee were to oversee our overall compensation structure, policies and programs, and assess whether our compensation structure established appropriate incentives for management.
The Compensation Committee had the authority to retain, at our expense, such outside counsel, experts and other advisors as it determined appropriate to assist it in the performance of its functions, including the sole authority to retain and terminate any compensation consultant and to approve the consultant’s fees and other retention terms.
Governance and Nominating Committee (Since Dissolved)
On August 7, 2020, the Board of Directors determined to dissolve the Governance and Nominating Committee since the role and function of such committee was effectively performed by the full Board. Prior to its dissolution, all three members of our Board constituted the Governance and Nominating Committee. During 2019 and through August 4, 2020, the effective date of his resignation, Dr. Kostas acted as Chairman of the Governance and Nominating Committee. Following his election to the Board on August 4, 2020, Mr. Read was appointed to serve as the Chairman of the Governance and Nominating Committee. Our Governance and Nominating Committee held five meetings during fiscal year 2020.
Prior to its dissolution, in evaluating the composition of our Governance and Nominating Committee, the Board had determined that each member of the Governance and Nominating Committee was independent as defined by the listing standards of Nasdaq.

The Governance and Nominating Committee was responsible for reviewing and setting corporate governance policy and was responsible for making recommendations on organization and procedures, performance evaluation of our Board and individual directors, and nomination of directors.
Our Board’s Role in Risk Oversight
We, like other companies, face a variety of risks. While our Board oversees risk management, our executive officer is responsible for day-to-day risk management and provides updates to our Board as appropriate regarding risk management activities. Risk oversight is a significant component in all major Board decisions and the evaluation of risk is an important element in our Board’s decision-making process.
Code of Conduct
Our Board has adopted a Code of Conduct that is applicable to all of our directors and executive officers. Any material changes made to the Code of Conduct or any waivers granted to any of our directors and executive officers will be publicly disclosed on our website at www.enzon.com within four business days of such material change or waiver. A copy of our Code of Conduct is available on the Corporate Governance page of our website at www.enzon.com.
Compensation Committee Interlocks and Insider Participation
During fiscal year 2020, through August 4, 2020, the three then-members of our Board, Mr. Christodoro, Dr. Kostas and Ms. McNealey, constituted the Compensation Committee. During fiscal year 2020, no member of our Compensation Committee, was an officer or employee of our Company, was formerly an officer of our Company, or had any relationship requiring disclosure by us under Item 404 of Regulation S-K under the Exchange Act.
During fiscal year 2020, none of our executive officers served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served on our Compensation Committee or on our Board, and none of our executive officers served as a director of another entity, one of whose executive officers served on our Compensation Committee.

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS
Set forth below is certain biographical information regarding our current executive officer.
Richard L. Feinstein (age 77) — Mr. Feinstein has served as our Chief Executive Officer and Secretary since February 26, 2021 and Vice President-Finance and Chief Financial Officer since March 2016. Prior to that, Mr. Feinstein served as our Vice President — Finance and Principal Financial Officer since December 2013. Mr. Feinstein is a retired partner of KPMG LLP and currently a private consultant providing management and financial advice to clients in a variety of industries. From 2015 to 2019, he provided financial consulting services to General Cannabis Corp, a public company. During July 2016, he provided consulting services to Hamaspik, Inc. From September 2010 to July 2013, as a consultant, he was the Chief Financial Officer of Ameritrans Capital Corporation. From April 2004 to December 2004, Mr. Feinstein, as a consultant, served as Chief Financial Officer for Image Technology Laboratories, Inc., a developer and provider of radiological imaging, archiving and communications systems. From December 1997 to October 2002, Mr. Feinstein was a Senior Vice-President and Chief Financial Officer for The Major Automotive Companies, Inc., formerly a diversified holding company, but now engaged solely in retail automotive dealership operations. Mr. Feinstein has served on boards of both publicly-held and not-for-profit enterprises. Mr. Feinstein previously served as a board member and chair of the audit committee of MKTG, Inc.; a board member and chief financial officer of the not-for-profit USA Fitness Corps; a board member and chair of the audit committee of EDGAR Online, Inc., a board member and chair of the finance committee of the New York Road Runners and a member of the executive committee of the Association for a Better New York. Mr. Feinstein, a certified public accountant, received a BBA degree from Pace University. Mr. Feinstein also served in the United States Marine Corps.
Mr. Feinstein currently serves as our Chief Executive Officer, Secretary and Chief Financial Officer on a consulting basis at a rate of $325 per hour for each hour worked, together with reimbursement for reasonable expenses incurred in performing his services, pursuant to the terms of an independent contractor agreement, as amended.
There are no family relationships among any of our directors or executive officer.

EXECUTIVE COMPENSATION
The following individuals were our named executive officers for fiscal year 2020, whom we refer to in this proxy statement as our named executive officers:
Andrew Rackear — Mr. Rackear served as our Chief Executive Officer and Secretary until his retirement on February 26, 2021. During fiscal year 2020, Mr. Rackear served as our Chief Executive Officer and Secretary on a consulting basis at a rate of $325 per hour for each hour worked, together with reimbursement for reasonable expenses incurred in performing his services, pursuant to the terms of a separation agreement, as amended.
Richard L. Feinstein — Mr. Feinstein currently serves as our Chief Executive Officer, Secretary and Chief Financial Officer. During fiscal year 2020, Mr. Feinstein served as our Vice President-Finance and Chief Financial Officer on a consulting basis at a rate of $325 per hour for each hour worked, together with reimbursement for reasonable expenses incurred in performing his services, pursuant to the terms of an independent contractor agreement, as amended.
Historical Compensation of our Named Executive Officers
The following table sets forth information concerning compensation earned for services rendered to us by our named executive officers for fiscal year 2020 and fiscal year 2019.
Summary Compensation Table
Name and Principal Position	Year	Bonus ($)	All Other Compensation ($)(1)	Total ($)
Andrew Rackear(2) Former Chief Executive Officer and Secretary (Principal Executive Officer)	2020	—	185,246	185,246
	2019	—	173,513	173,513
Richard L. Feinstein Current Chief Executive Officer, Chief Financial Officer and Secretary (Principal Financial Officer)	2020	—	183,938	183,938
	2019	—	160,875	160,875

(1)
The amounts in this column for Mr. Rackear reflect fees and expenses related to his services rendered as our Chief Executive Officer and Secretary during fiscal years 2020 and 2019 on a consulting basis. The amounts in this column for Mr. Feinstein reflect fees and expenses related to his services rendered as our Vice President — Finance and Chief Financial Officer during fiscal years 2020 and 2019 on a consulting basis. Neither Mr. Rackear nor Mr. Feinstein received a base salary for fiscal year 2020 or 2019.

(2)
Mr. Rackear retired from our Company effective February 26, 2021. Effective that same date, Mr. Feinstein became the Chief Executive Officer, Chief Financial Officer and Secretary of the Company.

Outstanding Equity Awards at December 31, 2020
The following table sets forth information with respect to outstanding equity awards held by each of our named executive officers as of December 31, 2020.

Name	OPTION AWARDS					STOCK AWARDS
	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price(1) ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Andrew Rackear	25,000	—	—	1.31	1/17/2022	—	—	—	—
Richard L. Feinstein	—	—	—	—	—	—	—	—	—

(1)
The amounts in this column reflect equitable adjustments that were approved by the Compensation Committee and made to the stock options in connection with the special cash dividend of $1.60 per share of Common Stock that we paid on June 4, 2013, the special cash dividend of $0.45 per share of Common Stock that we paid on December 23, 2013, the special cash dividend of $0.10 per share of Common Stock that we paid on January 28, 2015, the special cash dividend of $0.50 per share of Common Stock that we paid on August 12, 2015, the special cash dividend of $0.25 per share of Common Stock that we paid on December 29, 2015, the special cash dividend of $0.15 per share of Common Stock that we paid on December 12, 2016, the special cash dividend of $0.15 per share of Common Stock that we paid on September 28, 2017, the special cash dividend of $0.06 per share of Common Stock that we paid on March 21, 2019 and the special cash dividend of $0.12 per share of Common Stock that we paid on October 15, 2019.

Potential Payments Upon Termination or Change in Control
None of our named executive officers is covered by a severance or change in control agreement and, accordingly, none of our named executive officers would have been entitled to receive any termination or change in control-related payments as of December 31, 2020.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2020 regarding shares of our Common Stock that may be issued under our 2011 Stock Option and Incentive Plan:
Plan category	Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	25,000	$1.31	4,632,784
Equity compensation plans not approved by security holders:	—	—	—
Total	25,000	$1.31	4,632,784

TRANSACTIONS WITH RELATED PERSONS
Our Board has adopted a formal written policy that we will not enter into any “related party transaction” (defined consistent with Item 404 of Regulation S-K under the Exchange Act) unless the Finance and Audit Committee or a comparable committee of disinterested directors approves such transaction. No member of the Finance and Audit Committee or comparable committee shall participate in the review or approval of any related party transaction or any material amendment thereto where that member is a related party in that transaction. In reviewing and approving any related party transaction or any material amendment thereto, the Finance and Audit Committee or comparable committee shall satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed related party transaction or material amendment, and shall determine that the related party transaction or material amendment thereto is fair to our Company.
Since January 1, 2019, there have been no such related party transactions, other than on September 1, 2020, when we entered into a non-exclusive Investment Agreement with Icahn Capital LP in connection with our recently completed rights offering whereby Icahn Capital LP, together with its affiliates, owned at such time approximately 15% of our outstanding shares of Common Stock. Pursuant to the Investment Agreement, Icahn Capital LP agreed to subscribe for its pro-rata share of our rights offering and to purchase all units that remained unsubscribed for at the expiration of our rights offering to the extent that other holders elected not to exercise all of their respective subscription rights. Before giving effect to the rights offering, Icahn Capital LP, together with its affiliates, beneficially owned approximately 15% of our Common Stock.
Pursuant to the rights offering, Icahn Capital LP, together with its affiliates, subscribed for 5,971 units (its pro-rata share of the rights offering) representing the purchase of 4,478,250 shares of Common Stock and 5,971 shares of Series C preferred stock. Icahn Capital LP also purchased all units that remained unsubscribed for at the expiration of the rights offering to the extent that other holders elected not to exercise all of their respective subscription rights, which totaled 33,306 units representing the purchase of 24,979,500 shares of Common Stock and 33,306 shares of Series C preferred stock. Following the completion of the rights offering, Icahn Capital LP, together with its affiliates, owned approximately 48% of our outstanding Common Stock and approximately 98% of our outstanding Series C preferred stock.
No fees were paid by the Company to Icahn Capital LP in consideration of such investment commitment. In connection with the execution of the Investment Agreement, the parties agreed to terminate the Standstill Agreement, dated December 18, 2016, by and between the Company, Icahn Capital LP and the other affiliated parties identified therein, so that it is of no further force or effect; and waived the applicability of Section 203 of the Delaware General Corporation Law of the State of Delaware to Icahn Capital LP and its affiliates. In addition, we agreed to use our best efforts to register for resale all of the shares of our Common Stock held by Icahn Capital LP and its affiliates following the closing of our rights offering. We filed a resale registration statement covering the resale of the shares on November 12, 2020, which became effective on November 23, 2020.

REPORT OF THE FINANCE AND AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS
Our Finance and Audit Committee is currently comprised of Ms. McNealey, and Mr. Read. Our Finance and Audit Committee consists of two independent members of our Board as defined in Rule 5605(a)(2) of the listing standards of Nasdaq. Our Board adopted a written charter for the Finance and Audit Committee, a copy of which is available on our website at www.enzon.com.
The primary purpose of the Finance and Audit Committee is to monitor the integrity of our financial reporting process and financial statements, the systems of internal controls and controls over financial reporting, the compliance by our Company with legal and regulatory requirements, and the performance and independence of our independent registered public accounting firm. Our management is responsible for the preparation, presentation and integrity of our financial statements and for the maintenance of policies and internal controls necessary to assure compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for planning and conducting an audit of our consolidated financial statements and reviews of our quarterly financial statements and performing such other procedures required by applicable Statements of Auditing Standards. Our independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements present fairly, in all material respects, our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States and discusses with us their independence and any other matters they are required to discuss with us or that they believe should be raised with us. We oversee these processes, although we must rely on the information provided to us and on the representations made by management and our independent registered public accounting firm.
Our Finance and Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with management. Furthermore, our Finance and Audit Committee has discussed with our independent registered public accounting firm, EisnerAmper LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Commission. Also, our Finance and Audit Committee has received the written disclosures and letter from EisnerAmper LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper LLP’s communications with our Finance and Audit Committee concerning independence, and has discussed with EisnerAmper LLP such auditing firm’s independence. Based on these reviews and discussions, our Finance and Audit Committee recommended that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, the last fiscal period for filing such report with the SEC.
THE FINANCE AND AUDIT COMMITTEE
Randolph C. Read, Chairman*±
Jennifer McNealey

*
Through August 4, 2020, Mr. Christodoro acted as the Chairman of the Finance and Audit Committee. Mr. Christodoro and Dr. Kostas resigned from the Board effective August 4, 2020.

±
Appointed to our Finance and Audit Committee on August 4, 2020, upon the resignations of Mr. Christodoro and Dr. Kostas.

The foregoing report of the Finance and Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of the close of business on April 12, 2021 concerning stock ownership of (i) each person known by us to own beneficially more than 5% of our outstanding Common Stock, (ii) each director as of such date, (iii) each of our named executive officers, and (iv) all of our directors and executive officers as a group. Information set forth in this table as to our directors, named executive officers and all directors and executive officers as a group is based upon information supplied by these individuals. Information in this table as to our greater than 5% stockholders is based solely upon the Schedules 13D or 13G filed by these stockholders with the SEC. Where information is based on a Schedule 13D or 13G, the number of shares owned is as of the date for which information was provided in such schedules.
Name and Address of Beneficial Owner or Identity of Group(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Voting Stock Outstanding(3)
Jordan Bleznick	100,000	*
Jennifer McNealey	—	—
Randolph C. Read	100,450	*
Richard L. Feinstein	—	—
Andrew Rackear	25,000(4)	*
Carl C. Icahn and affiliated entities	36,056,636(5)	48.6%
Jonathan Couchman and affiliated entities	7,851,454(6)	10.6%
All Directors and Executive Officers as a group (4 persons)	200,450	*

*
Less than one percent

(1)
The address for each of the named executive officers and directors listed in this table is c/o Enzon Pharmaceuticals, Inc., 20 Commerce Drive, Suite 135, Cranford, New Jersey, 07016.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. With respect to each person set forth in the table, shares subject to stock options, if any, held by such person that were exercisable as of April 12, 2021 or will become exercisable within 60 days after April 12, 2021 are deemed to be outstanding and to be beneficially owned by such person for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all the shares beneficially owned, subject to community property laws where applicable.

(3)
Based on 74,214,603 shares of Common Stock, which were issued and outstanding as of the close of business on April 12, 2021. Each share of Common Stock is entitled to one vote. The percentage of voting stock outstanding for each person set forth in the table is calculated by dividing (i) the number of shares of Common Stock deemed to be beneficially held by such person as of April 12, 2021 by (ii) the sum of (A) the number of shares of Common Stock outstanding as of April 12, 2021, plus (B) the number of shares of Common Stock subject to stock options, if any, held by such person that were exercisable as of April 12, 2021 or will become exercisable within 60 days after April 12, 2021.

(4)
Represents 25,000 shares subject to options, which were exercisable as of April 12, 2021.

(5)
Information concerning stock ownership was obtained from Amendment No. 13 to the Schedule 13D filed with the SEC on October 14, 2020 by Carl C. Icahn and various entities affiliated with him. The address for Carl C. Icahn and entities affiliated with him is 16690 Collins Avenue, Suite PH-1, Sunny Isles Beach, FL 33160. Mr. Icahn was reported to share voting and dispositive power over all 36,056,636 shares with entities affiliated with him. In addition, Mr. Icahn, through entities affiliated with him, also reported ownership of 39,277 shares of the Company’s Series C Preferred Stock, which represents approximately 98% of all outstanding shares of Series C Preferred Stock.

(6)
Information concerning stock ownership was obtained from Amendment No. 2 to the Schedule 13D filed with the SEC on September 17, 2020 by Jonathan Couchman (“Mr. Couchman”), Couchman Family Fund (the “Foundation”), Xstelos Corp. (“Xstelos”) and Myrexis, Inc. (“Myrexis”). Mr. Couchman reported sole voting and dispositive power over 4,717,666 shares and shared voting and dispositive power over 3,133,788 shares. In addition, Schedule 13D reported that the Foundation has shared voting and dispositive power over 400,000 shares, Xstelos has shared voting and dispositive power over 2,100,524 shares, and Myrexis has shared voting and dispositive power over 633,264 shares. The principal business address for Mr. Couchman, the Foundation and Myrexis is Couchman Management LLC, 600 Fifth Avenue, 2nd Floor, New York, NY 10020. The principal business address for Xstelos is 1105 North Market Street, Suite 1300, Wilmington, DE 19801.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Our Finance and Audit Committee has appointed EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Our Board recommends that the stockholders ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 at the 2021 Annual Meeting. Representatives of EisnerAmper LLP are expected to be present virtually at the 2021 Annual Meeting, and they will have an opportunity to make a statement if they so desire and be available to respond to appropriate questions.
Pre-Approval Policies and Procedures
The Finance and Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the accountants’ independence. The Finance and Audit Committee specifically pre-approves all audit fees, audit related fees, tax service fees and all other fees. The Finance and Audit Committee has delegated authority to the Chair of the Finance and Audit Committee to approve any services not specifically pre-approved by the Finance and Audit Committee provided that disclosure of such services and fees is made to the Finance and Audit Committee at the next scheduled meeting following such approval.
Audit Fees, Audit Related Fees, Tax Fees and All Other Fees
The following table sets forth the aggregate fees paid or payable for services provided to us by EisnerAmper LLP for professional services rendered for the fiscal years ended December 31, 2020 and 2019. The Finance and Audit Committee considered whether the provision of these services by EisnerAmper LLP was compatible with maintaining the firm’s independence and concluded that EisnerAmper LLP was “independent.”
	EisnerAmper LLP
	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019
Audit Fees(1)	$127,720	$93,600
Audit-Related Fees	—	—
Tax Fees(2)	32,800	7,800
All Other Fees	—	—
	$160,520	$101,400

(1)
For fiscal years 2020 and 2019, “Audit Fees” paid or payable to EisnerAmper LLP related to services in connection with the audit of our annual consolidated financial statements, review of quarterly financial statements, issuance of consents, review of documents filed with the SEC and accounting consultations. The increase in fees in fiscal year 2020 was primarily related to services provided in connection with the Form S-1 registration statement we filed in connection with our rights offering.

(2)
For fiscal years 2020 and 2019, “Tax Fees” paid or payable to EisnerAmper LLP related to tax preparation services and tax consulting services.

Vote Required
The ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the favorable vote of a majority of the votes cast by the holders of shares of Common Stock present or represented virtually by proxy at the 2021 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote. The ratification of the appointment of EisnerAmper LLP is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters and therefore no broker non-votes are expected to exist in connection with this Proposal No. 2.
Recommendation
Our Board recommends that you vote “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal No. 2 on the proxy card).

PROPOSAL NO. 3 — APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act, our Board is asking our stockholders to approve an advisory resolution on executive compensation. The advisory vote is a non-binding vote on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the practices described in this proxy statement. As discussed in this proxy statement, Andrew Rackear, a named executive officer for fiscal year 2020, retired from his roles as Chief Executive Officer and Secretary of the Company, effective February 26, 2021. Richard L. Feinstein currently serves as our Chief Executive Officer, Chief Financial Officer and Secretary and is our sole executive officer.
The text of the resolution is as follows:
RESOLVED, that the stockholders of Enzon Pharmaceuticals, Inc. hereby approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2021 Annual Meeting of stockholders pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and related compensation tables and narrative discussion within the “Executive Compensation” section of the Company’s proxy statement.
We urge you to read the Summary Compensation Table and other related compensation tables and narrative disclosure which provide additional details about the compensation of our named executive officers during fiscal year 2020 whose compensation is disclosed in this proxy statement.
The vote to approve the compensation of our named executive officers described in this Proposal No. 3, which is referred to as a “say-on-pay advisory vote,” is advisory, and is therefore not binding on us or our Board. Although non-binding, our Board values the opinions that stockholders express in their votes on this Proposal No. 3 and will consider the outcome of the vote when making future decisions regarding the compensation of our named executive officers as it deems appropriate.
Vote Required
The approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as described in this proxy statement requires the favorable vote of a majority of the votes cast by the holders of shares of Common Stock present or represented virtually by proxy at the 2021 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers.
Recommendation
Our Board recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Exchange Act (Proposal No. 3 on the proxy card).

PROPOSAL NO. 4 — RATIFICATION OF THE ADOPTION OF
THE SECTION 382 RIGHTS PLAN
Our Board is asking stockholders to ratify the Section 382 rights plan adopted by the Board on August 14, 2020 (the “Section 382 Rights Plan”). The Section 382 Rights Plan is designed to protect the availability of our net operating loss carryforwards (“NOLs”). Stockholder ratification of the Section 382 Rights Plan is not required by applicable law, or by the Amended Charter, Bylaws, or other governing documents. Nonetheless, the Board has determined to request stockholder ratification of the adoption of the Section 382 Rights Plan to determine the viewpoint of stockholders as to the advisability of the Section 382 Rights Plan and as a matter of good corporate governance. The description and terms of the Section 382 Rights Plan are set forth in a Section 382 Rights Agreement, dated as of August 14, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the “Section 382 Rights Agreement”), a copy of which is attached as Annex A to this Proxy Statement. If stockholders ratify the adoption of the Section 382 Rights Plan, the Board intends to amend the Section 382 Rights Plan effective as of the date of the Annual Meeting so that the plan will expire three years from the stockholder approval date.
Background and Reasons for the Proposal
The Board adopted the Section 382 Rights Plan in an effort to protect stockholder value by attempting to protect against a possible limitation on the Company’s ability to use its NOLs. At December 31, 2020, the Company had federal NOLs of approximately $103 million, of which approximately $100.6 million will expire in the years 2025 through 2036, and New Jersey state NOLs of approximately $25.2 million that expire in the years 2031 through 2040.
We may utilize our NOLs in certain circumstances to offset future U.S. taxable income and reduce our U.S. federal income tax liability. Our ability to use our NOLs would be substantially limited if we experienced an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). In general, an “ownership change” would occur if our stockholders who are deemed to be owners of 5% or more of our shares under Section 382 of the Code (“Section 382”) collectively increase their aggregate ownership of our Common Stock by more than 50% (measured over a three-year period).
An “ownership change” under Section 382 would establish an annual limitation to the amount of NOLs we could utilize to offset our taxable income in any single year. The application of these limitations might prevent full utilization of the deferred tax assets attributable to our NOLs. The Section 382 Rights Plan is intended to act as a deterrent to any person (an “Acquiring Person”) acquiring (together with all affiliates and associates of such person) beneficial ownership of 4.9% or more of the Company’s outstanding Common Stock within the meaning of Section 382, without the approval of the Board. Stockholders who beneficially owned 4.9% or more of the Company’s outstanding Common Stock as of the Rights Dividend Declaration Date (as defined below) will not be deemed to be an Acquiring Person.
After careful consideration, and after consulting with the Company’s tax, financial and legal advisors, on August 14, 2020, our Board acted to preserve the potential benefits of our NOLs by adopting the Section 382 Rights Plan, which is similar to rights plans (as they are commonly referred to) adopted by other public companies seeking to preserve the potential benefits of their NOLs.
As of the date of this Proxy Statement, the Company does not believe it has experienced an “ownership change” within the meaning of Section 382 that would result in any current limitations on the use of the NOLs under Section 382. Therefore, the Company does not believe there are any current limitations on the use of the NOLs under Section 382 as the result of an “ownership change.” The Company will continue monitoring any future changes in stock ownership to identify any “ownership change” that might result therefrom.
Stockholder ratification of the adoption of the Section 382 Rights Plan is not required by applicable law or by our Amended and Restated Certificate of Incorporation, as amended, Second Amended and Restated By-Laws or other governing documents. Our Board has determined to request stockholder ratification at the Annual Meeting as a matter of good corporate governance. If stockholders ratify the adoption of the Section 382 Rights Plan, the Board intends to amend the Section 382 Rights Plan effective as of the date of the Annual Meeting so that the plan will expire three years from the stockholder approval date. This means that the Final Expiration Date (as defined below) will change from August 13, 2021 to June 2, 2024.
Description of the Section 382 Rights Plan
The following description of the Section 382 Rights Plan is qualified in its entirety by reference to the text of the Section 382 Rights Agreement, which is attached to this Proxy Statement as Annex A. We urge you to read carefully the Section 382 Rights Agreement in its entirety as the discussion below is only a summary.
On August 14, 2020 (the “Rights Dividend Declaration Date”), the Board adopted the Section 382 Rights Plan and declared a dividend distribution of one right (a “Right”) for each outstanding share of the Company’s Common Stock to stockholders of record at the close of business on August 24, 2020 (the “Record Date”). Each Right entitles its holder, under certain circumstances described below, to purchase from the Company one one-thousandth of a share of Series A-1 Junior Participating Preferred Stock of the Company, par value $0.01 per share (the “Preferred Stock”), at an exercise price of $1.20 per Right, subject to adjustment (the “Purchase Price”). The description and terms of the Rights are set forth in the Section 382 Rights Agreement.
The Rights.   Initially, the Rights are associated with shares of Common Stock certificates or, in the case of uncertificated shares of Common Stock, the book-entry account that evidences record ownership of such shares, which will contain a notation incorporating the Section 382 Rights Plan by reference, and are transferable with and only with the underlying shares of Common Stock. New Rights will attach to any shares of Common Stock that become outstanding after the Record Date and prior to the earlier of the Distribution Date (as defined below) and the Expiration Date (as defined below). If Preferred Stock is issued upon exercise of the Rights, each fractional share of Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of Common Stock. However, prior to exercise, a Right does not give its holder any rights as a stockholder of the Company, including any dividend, voting or liquidation rights.
Initial Exercisability.   Subject to certain exceptions, the Rights are not exercisable until the “Distribution Date,” which occurs upon the earlier of:
•
the close of business on the tenth day after the “Stock Acquisition Date,” which is (a) the first date of public announcement that an Acquiring Person has become such or (b) such earlier date as a majority of the Board has become aware of the existence of an Acquiring Person (in each case, subject to certain exceptions), or

•
the close of business on the tenth business day (or such later date as may be determined by the Board prior to such time as any person or group becomes an Acquiring Person) following the commencement of a tender offer or exchange offer which, if consummated, would result in a person or group becoming an Acquiring Person.

Any existing stockholder or group that beneficially owns 4.9% or more of Common Stock has been grandfathered at its current ownership level, but the Rights will not be exercisable if, at any time after the announcement of the Section 382 Rights Plan, such stockholder or group increases its ownership of Common Stock by one share of Common Stock. Certain synthetic interests in securities created by derivative positions, whether or not such interests are considered to be ownership of the underlying Common Stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act of 1934, as amended, are treated as beneficial ownership of the number of shares of Common Stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of Common Stock are directly or indirectly held by counterparties to the derivatives contracts.
Separation and Distribution of Rights.   Until the earlier of the Distribution Date and the Expiration Date, the surrender for transfer of any shares of Common Stock will also constitute the transfer of the Rights associated with those shares. As soon as practicable after the Distribution Date, separate rights certificates will be mailed to holders of record of Common Stock as of the close of business on the Distribution Date. From and after the Distribution Date, the separate rights certificates alone will represent the Rights, and the Rights may be transferred apart from the transfer of the underlying shares of Common

Stock, unless and until the Board has determined to effect an exchange pursuant to the Section 382 Rights Agreement (as described below).
Expiration Date.   The Section 382 Rights Agreement will expire on the earliest of the following:
•
the close of business on August 13, 2021 (the “Final Expiration Date”);

•
the redemption of the Rights;

•
the exchange of the Rights;

•
the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board determines that the Section 382 Rights Agreement is no longer necessary or desirable for the preservation of certain tax benefits; or

•
the close of business on the first day of a taxable year to which the Board determines that no tax benefits may be carried forward.

If stockholders ratify the adoption of the Section 382 Rights Plan, the Board intends to amend the Section 382 Rights Plan effective as of the date of the Annual Meeting so that the plan will expire three years from the stockholder approval date and the Final Expiration Date will change from August 13, 2021 to June 2, 2024. If our stockholders do not ratify the adoption of the Section 382 Rights Plan, the Final Expiration Date will remain August 13, 2021.
“Flip-In” Event.   In the event that a person becomes an Acquiring Person (a “Flip-in Event”), each holder of a Right, other than Rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become void), will from and after the Distribution Date, have the right to receive, upon exercise of a Right and payment of the Purchase Price, a number of shares of Common Stock having a market value of two times the Purchase Price. For example, at an exercise price of $1.20 per Right, each Right not owned by an Acquiring Person (or certain related parties) following a Flip-in Event will entitle its holder to purchase $2.40 worth of shares of Common Stock for $1.20. If the Common Stock at the time of exercise had a market value per share of $0.20 the holder of each valid Right would be entitled to purchase twelve shares of Common Stock for $1.20. However, Rights are not exercisable following the occurrence of a person becoming an Acquiring Person until such time as the Rights are no longer redeemable by the Company (as described below).
“Flip-Over” Event.   In the event that, at any time following the Stock Acquisition Date, any of the following occurs (each, a “Flip-over Event”):
•
The Company consolidates with, or merges with and into, any other entity, and the Company is not the continuing or surviving entity;

•
Any entity engages in a share exchange with or consolidates with, or merges with or into, the Company, and the Company is the continuing or surviving entity and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock are changed into or exchanged for stock or other securities of any other entity or cash or any other property; or

•
The Company sells or otherwise transfers, in one transaction or a series of related transactions, fifty percent (50%) or more of the Company’s assets, cash flow or earning power,

each holder of a Right (except Rights which previously have been voided as described above) will have the right to receive, upon exercise, Common Stock of the acquiring company having a value equal to two times the exercise price of the Right.
Preferred Share Provisions.   Each share of Preferred Stock, if issued: will not be redeemable, will entitle the holder thereof, when, as and if declared, to quarterly dividend payments equal to the greater of $1.20 per share and 1,000 times the amount of all cash dividends plus 1,000 times the amount of non-cash dividends or other distributions paid on one share of Common Stock, will entitle the holder thereof to receive $1,200 plus accrued and unpaid dividends per share upon liquidation, will have the same voting power as 1,000 shares of Common Stock and, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, will entitle the holder thereof to a per share payment equal to the payment made on 1,000 shares of Common Stock.
Exempted Persons and Exempted Transactions.   The Board recognizes that there may be instances when an acquisition of shares of Common Stock that would cause a stockholder to become an Acquiring Person may not jeopardize or endanger in any material respect the availability of the NOLs to the Company. Accordingly, the Section 382 Rights Agreement provides that the following “Exempted Persons” cannot become an Acquiring Person:
•
The Company or any of its subsidiaries;

•
Any officer, director or employee of the Company or any of its subsidiaries solely in respect of such person’s status or authority as such;

•
Any employee benefit plan of the Company or any of its subsidiaries or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any of its subsidiaries; and

•
Any other person (together with all of its affiliates and associates) whose beneficially ownership of 4.9% or more of the then outstanding shares of Common Stock will not jeopardize or endanger the availability to the Company of any tax benefit, as determined by the Board in its sole discretion prior to the time any person becomes an Acquiring Person; provided, however, that the Board can revoke such person’s “Exempted Person Status” if it subsequently makes a contrary determination regarding whether the person jeopardizes or endangers the availability of any tax benefit to the Company.

Additionally, the Section 382 Rights Agreement provides that an “Exempted Transaction,” as determined by the Board, cannot result in a person becoming an Acquiring Person.
Redemption.   At any time prior to the earlier of (1) the Stock Acquisition Date and (2) the Final Expiration Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”) (subject to adjustment). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights (or such later time as the Board may establish), the Right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price for each Right so held.
Exchange.   At any time after any person or group becomes an Acquiring Person and prior to the acquisition by the Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board may exchange the Rights (other than Rights that are a void), in whole or in part, at an exchange ratio equal to (i) a number of shares of Common Stock per Right with a value equal to the spread between the value of the number of shares of Common Stock for which the Rights may then be exercised and the Purchase Price or (ii) if prior to the acquisition by the Acquiring Person of 50% or more of the then outstanding shares of Common Stock, one share of Common Stock per Right (subject to adjustment). Immediately upon an exchange of any Rights, the right to exercise such Rights will terminate and the only right of the holders of Rights will be to receive the number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by an exchange ratio.
Anti-Dilution Provisions.   The Board may adjust the Purchase Price of the Series A-1 Junior Participating Preferred Stock, the number of shares of Series A-1 Junior Participating Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a share dividend, a share split or a reclassification of the Series A-1 Junior Participating Preferred Stock or of the Common Stock. With certain exceptions, no adjustments to the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.
Amendments.   Prior to the Distribution Date, the Board may supplement or amend any provision of the Section 382 Rights Agreement in any respect without the approval of the holders of the Rights. From and after the Distribution Date, no amendment can materially adversely affect the interests of the holders of the Rights (excluding the interests of any Acquiring Person).

In connection with the adoption of the Section 382 Rights Plan, our Board approved a Certificate of Designation of Series C Non-Convertible Redeemable Preferred Stock, which we filed with the Secretary of State of the State of Delaware on September 21, 2020.
Certain Considerations Relating to the Section 382 Rights Plan
Our Board believes that the Section 382 Rights Plan may help preserve the Company’s ability to utilize its NOLs in certain circumstances to offset future U.S. taxable income and reduce its U.S. federal income tax liability, and that the Section 382 Rights Plan is in the Company’s and the stockholders’ best interests. However, the possibility of an “ownership change” cannot be eliminated and the Board cannot guarantee that an “ownership change” will not occur even if the Section 382 Rights Plan is in place. You should consider the factors below when making your decision on whether to ratify the adoption of the Section 382 Rights Plan.
•
Potential Challenges to the NOLs.   The Internal Revenue Service (the “IRS”) has not audited or otherwise validated the amount of the NOLs. The IRS could challenge the amount of the NOLs, which could limit our ability to use the NOLs to reduce future tax liabilities. In addition, determining whether an ownership change has occurred is subject to uncertainty, both because of the complexity and ambiguity of the Section 382 provisions and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or another taxing authority will not claim that we experienced an “ownership change” and attempt to reduce the benefit of the NOLs available to us at such time even if the Section 382 Rights Plan is in place.

•
Potential Changes to Section 382 Adopted by Congress or the IRS.   On December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act of 2017 (the “Tax Act”). The Tax Act, with relevant provisions subsequently amended by the Coronavirus Aid, Relief, and Economic Security (CARES) Act signed into law on March 27, 2020, will affect the Company’s ability to use NOLs generated in taxable years beginning after December 31, 2020, to offset the Company’s income tax obligations. Other potential future legislation, or the modification or promulgation of treasury regulations by the IRS, could change the provisions of Section 382 and/or other applicable provisions of the Code and treasury regulations in a manner that would limit the Company’s ability to utilize its NOLs. Therefore, the Board cannot assure you that tax laws and applicable treasury regulations will not change in a manner that could reduce or eliminate the benefits associated with the Company’s NOLs even if the Section 382 Rights Plan is in place.

•
Continued Possibility of Ownership Change.   Although the Section 382 Rights Plan is intended to diminish the likelihood of an ownership change by deterring (rather than prohibiting) persons or groups of persons from acquiring beneficial ownership of our Common Stock in excess of the specified limitations, we cannot assure you that it will be effective. The amount by which an ownership interest may change in the future could, for example, be affected by sales of our Common Stock by stockholders who are 5% shareholders (as defined under Section 382) or by sales or purchases of stock or other interests in corporations, partnerships or other legal entities that own 5% or more of our Common Stock, over which we have no control. Additionally, it may be in our best interests, taking into account all relevant facts and circumstances at the time, to permit the acquisition of Common Stock in excess of the specified limitations or to issue a reasonable amount of equity in the future, all of which may increase the likelihood of an ownership change.

•
Potential Effects on Liquidity.   The Section 382 Rights Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of our Common Stock in excess of the specified limitations. A stockholder’s ability to dispose of our Common Stock may be limited if the Section 382 Rights Plan reduces the number of persons willing to acquire our Common Stock or the amount they are willing to acquire. A stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our Common Stock and consult their own legal advisors and/or us to determine whether their ownership of the shares approaches the proscribed level.

•
Potential Impact on Value.   The Section 382 Rights Plan could negatively impact the value of our Common Stock by deterring persons or groups of persons from acquiring our Common Stock, including in acquisitions for which some stockholders might receive a premium above market value.

•
Anti-Takeover Effect.   The Board adopted the Section 382 Rights Plan to diminish the risk that our ability to use the NOLs to reduce potential federal and state income tax obligations becomes limited. Nonetheless, the Section 382 Rights Plan may have an “anti-takeover effect” because the Rights may render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a holder of the common shares or other Company securities.

Vote Required
The ratification of the adoption of the Section 382 Rights Plan by our stockholders requires the favorable vote of a majority of the votes cast by the holders of shares present or represented virtually by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the vote to ratify the adoption of the Section 382 Rights Plan.
The Section 382 Rights Plan is currently in effect. However, if we do not receive the requisite stockholder votes at the Annual Meeting to ratify the adoption of the plan, then the Board may, although it is not required to, reconsider whether or not to preserve the Section 382 Rights Plan.
Recommendation
The Board has determined that the Section 382 Rights Plan is advisable and in the best interests of the Company and its stockholders because the Section 382 Rights Plan:
•
discourages acquisitions of stock that could result in an “ownership change” for federal income tax purposes, as discussed above;

•
encourages potential acquirers of Common Stock to negotiate with the Board before acquiring significant equity ownership positions in the Company, which may impact the ability of the Company to use its NOLs;

•
supports the Company’s positioning as a public company acquisition vehicle, where we can become an acquisition platform and more fully utilize our NOLs and enhance stockholder value; and

•
has no significant up-front financial, accounting or tax consequences to the Company or its stockholders.

Our Board recommends that you vote “FOR” the ratification of the adoption of the Section 382 Rights Plan (Proposal No. 4 on the proxy card).
DELINQUENT SECTION 16(A) REPORTS
Ownership of and transactions in our Common Stock by our executive officers and directors and owners of 10% or more of outstanding our Common Stock are required to be reported to the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on our review of these reports and written representations from certain reporting persons, during fiscal year 2020, except as noted below, all such reports were filed in a timely manner.
Due to an unavoidable delay in obtaining an EDGAR access code for Mr. Bleznick in August 2020, his Form 3 filing submitted on August 18, 2020 was delayed for one day.
ANNUAL REPORT TO STOCKHOLDERS
We will provide to each of our stockholders, without charge and upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. Any such written request should be directed to our Secretary, Enzon Pharmaceuticals, Inc., at 20 Commerce Drive, Suite 135, Cranford, New Jersey 07016. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 can also be obtained by clicking the SEC Filings link from the Investors and Media page on our website at www.enzon.com or directly from the SEC’s website at www.sec.gov. Our website and the information contained therein or connected thereto are not intended to be incorporated into this proxy statement.

STOCKHOLDER PROPOSALS
Stockholder proposals intended for inclusion in the proxy statement for next year’s annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be directed to the Secretary, Enzon Pharmaceuticals, Inc., at 20 Commerce Drive, Suite 135, Cranford, New Jersey 07016, and must be received by December 20, 2021, provided that, if the date of next year’s annual meeting changes by more than 30 days from the one-year anniversary of the 2021 Annual Meeting (i.e., June 2, 2022), then the deadline is a reasonable time before we begin to print and send proxy materials for such annual meeting. In order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered timely in accordance with the Company’s Second Amended and Restated Bylaws, such proposals must be received by the Secretary at the above address no earlier than February 2, 2022 and no later than March 4, 2022, provided that, if the date of next year’s annual meeting changes by more than 25 days from the one-year anniversary of the 2021 Annual Meeting (i.e., June 2, 2022), such proposals must be received by the Secretary at the above address by the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.
OTHER MATTERS
Our Board is not aware of any other matters that are to be presented for action at the 2021 Annual Meeting. However, if any other matters properly come before the 2021 Annual Meeting, your shares of Common Stock will be voted in accordance with the discretion of the designated proxy holders (who are identified on the enclosed proxy card).
It is important that your shares of Common Stock be represented at the 2021 Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by using the Internet as instructed on the Notice Regarding the Availability of Proxy Materials or enclosed proxy card or by executing and returning, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
By Order of the Board of Directors,
/s/ Richard L. Feinstein

Richard L. Feinstein
Chief Executive Officer, Chief Financial Officer and Secretary
Cranford, New Jersey
April 14, 2021

ANNEX A
Section 382 Rights Agreement
Dated as of August 14, 2020
by and between
ENZON PHARMACEUTICALS, INC.
and
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
as Rights Agent

i

ii

SECTION 382 RIGHTS AGREEMENT
This SECTION 382 RIGHTS AGREEMENT, dated as of August 14, 2020 (this “Agreement”), is made and entered into by and between Enzon Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation, as rights agent (the “Rights Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Section 1 hereof.
RECITALS
WHEREAS, the Company has generated net operating loss carryforwards (“NOLs”) for United States federal income tax purposes, the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder and thereby preserve the Company’s ability to utilize fully such NOLs, and, in furtherance of such objective, the Company desires to enter into this Agreement; and
WHEREAS, on August 14, 2020 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board of Directors”) authorized and declared a dividend distribution of one Right for each share of Common Stock outstanding at the Close of Business on August 24, 2020 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of one share of Series A-1 Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights, powers and preferences set forth in the form of Certificate of Designation attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the “Rights”), and has further authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Common Stock that shall become outstanding between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earlier of the Close of Business on the Distribution Date and the Expiration Date.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1.   Certain Definitions.   For purposes of this Agreement, the following terms have the meanings indicated:
(a)   “Acquiring Person” mean any Person, which, together with all of its Related Persons, is the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding, but shall exclude the Exempted Persons and any Grandfathered Persons. Notwithstanding anything in this Agreement to the contrary, no Person shall become an “Acquiring Person”:
(i)
as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the percentage of the shares of Common Stock Beneficially Owned by such Person, together with all of its Related Persons, to 4.9% or more of the shares of Common Stock then outstanding; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding by reason of share acquisitions by the Company and, after such share acquisitions by the Company, becomes the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own 4.9% or more of the Common Stock then outstanding;

(ii)
if (A) the Board determines that such Person has become an “Acquiring Person” inadvertently (including because (1) such Person was unaware that it Beneficially Owned a percentage of the then outstanding Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (2) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement); and (B) such Person divests as promptly as practicable (as determined by the Board) a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person”;
(iii)
solely as a result of any unilateral grant of any security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers or employees; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding by reason of a unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, then such Person shall nevertheless be deemed to be an “Acquiring Person” if, subject to clause (a)(ii) above, such Person, together with all of its Related Persons, thereafter becomes the Beneficial Owner of any additional shares of Common Stock (unless upon becoming the Beneficial Owner of additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own 4.9% or more of the Common Stock then outstanding), except as a result of (A) a dividend or distribution paid or made by the Company on the outstanding Common Stock or a split or subdivision of the outstanding Common Stock or (B) the unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interest (including restricted stock) granted by the Company to its directors, officers or employees; or

(iv)
by means of Common Stock purchases or issuances (including debt to equity exchanges), directly from the Company or indirectly through an underwritten offering of the Company, in a transaction approved by the Board; provided, however, that a Person shall be deemed to be an “Acquiring Person” if such Person (A) is or becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding following such transaction and (B) following such transaction, becomes the Beneficial Owner of any additional shares of Common Stock without the prior written consent of the Company and then Beneficially Owns 4.9% or more of the shares of Common Stock then outstanding.

Notwithstanding the foregoing definition of “Acquiring Person,” the Board may also determine that any Person is an “Acquiring Person” under this Agreement if such Person becomes the Beneficial Owner of 4.9% or more of the Common Stock of the Company then outstanding (as the term “stock” is defined in Treasury Regulations Sections 1.382-2(a)(3) and 1.382-2T(f)(18)).
(b)   “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii).
(c)   “Adjustment Spread” shall have the meaning set forth in Section 27(a)(ii) hereof.
(d)   “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the Exchange Act as in effect on the date of this Agreement and, to the extent not included within the foregoing clause, shall also include, with respect to any Person, any other Person (other than an Exempted Person or a Grandfathered Person) whose shares of Common Stock would be deemed constructively owned by such first Person, owned by a single “entity” with respect to such first Person as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 and the Treasury Regulations; provided, however, that a Person will not be deemed to be an Affiliate of another Person solely because either or both Persons are or were directors or officers of the Company.
(e)   “Agreement” shall have the meaning set forth in the preamble to this Agreement.
(f)   “Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the Exchange Act as in effect on the date of this Agreement and, to the extent not included within the foregoing clause, shall also include, with respect to any Person, any other Person (other than an Exempted Person or a Grandfathered Person) whose shares of Common Stock would be deemed constructively owned by such first Person or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 and the Treasury Regulations; provided, however, that a Person will not be deemed to be an Associate of another Person solely because either or both Persons are or were directors or officers of the Company.

(g)   A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of any securities (that are as such, “Beneficially Owned”):
(i)
that such Person would be deemed to directly, indirectly or constructively own (as determined for purposes of Section 382 or the Treasury Regulations), including any coordinated acquisition of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent ownership of such securities would be attributed to such Persons under Section 382 and the Treasury Regulations);

(ii)
that such Person or any of such Person’s Related Persons beneficially owns, directly or indirectly, as determined pursuant to Rule 13d-3 of the Exchange Act as in effect on the date of this Agreement, including pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations;

(iii)
that such Person or any of such Person’s Related Persons, directly or indirectly, has the right or obligation to acquire (whether such right is exercisable, or such obligation is required to be performed, immediately or only after the passage of time or the satisfaction of other conditions) pursuant to any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made in accordance with the Exchange Act by or on behalf of such Person or any of such Person’s Related Persons until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any such Person’s Related Persons prior to the Distribution Time or pursuant to Section 22 (the “Original Rights”) or pursuant to Section 11(a)(i) in connection with an adjustment made with respect to any Original Rights, (D) securities which such Person or any of such Person’s Related Persons may acquire, does or do acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Related Persons), if such agreement has been approved by the Board prior to such Person’s becoming an Acquiring Person, or (E) securities (including rights, options or warrants) which are convertible or exchangeable into Common Stock until such time as the convertible or exchangeable securities are exercised and converted or exchanged into Common Stock, except to the extent that upon the issuance, acquisition or transfer of such rights, options or warrants, such securities would be treated as exercised under Section 1.382-4(d) of the Treasury Regulations;

(iv)
that such Person or any of such Person’s Related Persons, directly or indirectly, has the right to vote pursuant to any agreement, arrangement or understanding, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations;

(v)
that are Beneficially Owned, directly or indirectly, by any other Person (or any Related Person of such Person) with which such Person (or any of such Person’s Related Persons) has any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security if such agreement, arrangement or understanding arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act; or
(vi)
that are Beneficially Owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Related Persons) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such Person or any of such Person’s Related Persons is a Receiving Party; provided, however, that the number of shares of Common Stock that a Person is deemed to Beneficially Own pursuant to this clause (vi) in connection with a particular Derivatives Contract shall not exceed the number of Notional Common Shares with respect to such Derivatives Contract; provided, further, that the number of securities Beneficially Owned by each Counterparty (including its Related Persons) under a Derivatives Contract shall, for purposes of this clause (vi) include all securities that are Beneficially Owned, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Related Persons) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Related Persons) is a Receiving Party, with this proviso being applied to successive Counterparties as appropriate.

Nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition, and no officer or director of the Company shall be deemed to Beneficially Own any securities of any other Person solely by virtue of any actions that such officer or director takes in such capacity.
With respect to any Person, for all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which such Person is the Beneficial Owner, shall include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement, provided, however, that the number of shares of Common Stock not outstanding that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement shall not be included for the purpose of computing the percentage of the outstanding shares of Common Stock Beneficially Owned by any other Person (unless such other Person is also deemed to Beneficially Own, for purposes of this Agreement, such shares of Common Stock not outstanding).
Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of the definition of Beneficial Owner, a Person shall be deemed the Beneficial Owner of, and shall be deemed to Beneficially Own or have Beneficial Ownership of, securities which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such pursuant to Section 382, or any successor provision or replacement provision and the Treasury Regulations thereunder.
(h)   “Board of Directors” shall have the meaning set forth in the recitals of this Agreement.
(i)   “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
(j)   “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.
(k)   “Co-Rights Agents” means any additional Rights Agents appointed pursuant to Section 2 hereof.
(l)   “Code” shall have the meaning set forth in the recitals to this Agreement.
(m)   “Common Stock” shall mean the common stock, par value $0.01 per share, of the Company and any other interest that the Board determines would be treated as “stock” of the Company for purposes of Section 382 of the Code (including Treasury Regulation Sections 1.382-2(a)(3) and 1.382-2T(f)(18) in this Agreement in which such meaning is necessary in order to ensure that this

Agreement is effective in preserving the Company’s NOLs and certain other tax benefits, except that “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person (or, if such Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first mentioned Person).
(n)   “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.
(o)   “Company” shall have the meaning set forth in the preamble to this Agreement.
(p)   “Counterparty” shall have the meaning set forth in the definition of “Derivative Contracts.”
(q)   “Current Market Price” shall have the meaning set forth in Sections 11(d)(i) and 11(d)(ii) hereof.
(r)   “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.
(s)   “Derivative Contracts” shall mean a contract, including all related documentation, between two parties (the “Receiving Party” and the “Counterparty”) that is designed to produce economic benefits and risks to the Receiving Party that correspond substantially to the ownership by the Receiving Party of a number of shares of Common Stock specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Common Shares”), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, shares of Common Stock or other property, without regard to any short position under the same or any other Derivatives Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority shall not be deemed “Derivatives Contracts.”
(t)   “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.
(u)   “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.
(v)   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(w)   “Exempted Person” shall mean (i) the Company or any of its Subsidiaries, (ii) any officer, director or employee of the Company or any of its Subsidiaries solely in respect of such Person’s status or authority as such (including any fiduciary capacity), (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, (iv) any other Person (together with all of its Related Persons) whose Beneficial Ownership of 4.9% or more of the then outstanding shares of Common Stock will not jeopardize or endanger the availability to the Company of any Tax Benefit, as determined by the Board in its sole discretion prior to the time any Person becomes an Acquiring Person, provided, however, that such Person will cease to be an Exempted Person if the Board subsequently makes a contrary determination in its sole discretion, regardless of the reason for such contrary determination, or (v) any other Person (together with all of its Related Persons) whose Beneficial Ownership of 4.9% or more of the then outstanding shares of Common Stock was the result of an Exempted Transaction.
(x)   “Exempted Transaction” shall mean any transaction that the Board of Directors determines, in its sole discretion, is an “Exempted Transaction,” which determination shall be irrevocable.
(y)   “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.
(z)   “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.
(aa)   “Grandfathered Person” shall mean (x) any Person who or which, together with all of such Person’s Related Persons, is, as of immediately prior to the first public announcement of the adoption of this Agreement, the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding and (y) any Person who or which becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding as a result of the acquisition of Beneficial Ownership of shares of Common Stock from an individual described in the preceding clause (x) if such acquisition occurs upon such individual’s death pursuant to such individual’s will or pursuant to a charitable trust created by such individual for estate planning purposes. A Person ceases to be a “Grandfathered Person” if and when (i) such Person becomes the Beneficial Owner of less than 4.9% of the shares of Common Stock then outstanding or (ii) such Person increases such Person’s Beneficial Ownership of shares of Common Stock to an amount equal to or greater than the greater of (A) 4.9% of the shares of Common Stock then outstanding and (B) the sum of (1) the lowest Beneficial Ownership of such Person as a percentage of the shares of Common Stock outstanding as of any time from and after the first public announcement of the adoption of this Agreement (other than as a result of an acquisition of shares of Common Stock by the Company) plus (2) one share of Common Stock. The foregoing definition shall grandfather the security or instrument underlying such Beneficial Ownership only in the type and form as of the date of this Agreement and shall not grandfather any subsequent change, modification, swap or exchange of such security or instrument into a different type or form of security or instrument (unless such change, modification, swap or exchange is contemplated explicitly by the terms of such security or instrument). For the avoidance of doubt, the swap or exchange of contracts for differences for shares of Common Stock or other equity securities of the Company shall not be grandfathered under this Agreement.
(bb)   “NASDAQ” means The NASDAQ Stock Market LLC.
(cc)   “NOLs” shall have the meaning set forth in the recitals to this Agreement.
(dd)   “Notional Common Shares” shall have the meaning set forth in the definition of “Derivatives Contract.”
(ee)   “NYSE” shall mean the New York Stock Exchange.
(ff)   “Original Rights” shall have the meaning set forth in the definition of “Beneficial Owner.”
(gg)   “Person” shall mean any individual, firm, corporation, limited liability company, association, trust, partnership, limited liability partnership, or other entity, or a group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382¬3(a)(1) of the Treasury Regulations, and shall include any successor (by merger or otherwise) of such individual or entity, but shall not include a Public Group (as such term is defined in Section 1.382-2T(f)(13) of the Treasury Regulations).
(hh)   “Preferred Stock” shall mean the Series A-1 Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights, powers and preferences set forth in the form of the Certificate of Designation attached hereto as Exhibit A, and, to the extent that there are not a sufficient number of shares of Series A-1 Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of Preferred Stock, par value $0.01 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A-1 Junior Participating Preferred Stock.
(ii)   “Principal Party” shall have the meaning set forth in Section 13(b) hereof.
(jj)   “Purchase Price” shall have the meaning set forth in Section 4(a) hereof.
(kk)   “Receiving Party” shall have the meaning set forth in the definition of “Derivatives Contract.”
(ll)   “Record Date” shall have the meaning set forth in the recitals of this Agreement.
(mm)   “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.
(nn)   “Related Person” shall mean, as to any Person, any Affiliate or Associate of such Person.
(oo)   “Right” shall have the meaning set forth in the recitals of this Agreement.
(pp)   “Rights Agent” shall have the meaning set forth in the preamble to this Agreement.

(qq)   “Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.
(rr)   “Rights Dividend Declaration Date” shall have the meaning set forth in the recitals of this Agreement.
(ss)   “Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.
(tt)   “Section 13 Event” shall mean any event described in clause (x), (y) or (z) of Section 13(a) hereof.
(uu)   “Section 27(a)(i) Exchange Ratio” shall have the meaning set forth in Section 27(a)(i) hereof.
(vv)   “Section 27(a)(ii) Exchange Ratio” shall have the meaning set forth in Section 27(a)(ii) hereof.
(ww)   “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
(xx)   “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person; provided, however, that if a Person is determined to be an Exempted Person or a Grandfathered Person (and as a result such Person is not an Acquiring Person), then the Stock Acquisition Date that otherwise shall have occurred shall be deemed not to have occurred.
(yy)   “Subsidiary” shall mean, with reference to any Person, any Person of which a majority of the voting power of voting equity securities or equity interests is beneficially owned, directly or indirectly, by such Person or otherwise controlled by such Person.
(zz)   “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.
(aaa)   “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.
(bbb)   “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.
(ccc)   “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, and the Treasury Regulations promulgated thereunder, and any other attribute the benefit of which is subject to possible limitation under Section 382 of the Code, of the Company or any of its Subsidiaries.
(ddd)   “Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code, as amended.
(eee)   “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.
(fff)   “Trust” shall have the meaning set forth in Section 27(a)(i) hereof.
(ggg)   “Trust Agreement” shall have the meaning set forth in Section 27(a)(i) hereof.
Section 2.   Appointment of Rights Agent.   The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable (the term “Rights Agent” being used herein to refer, collectively, to the Rights Agent together with any such co-Rights Agents), upon ten (10) days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents shall be as the Company reasonably determines, provided that such duties are consistent with the terms and conditions of this Agreement and that contemporaneously with such appointment the Company shall notify, in writing, the Rights Agent and any co-Rights Agents of any such duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agents.
Section 3.   Issue of Rights Certificates.
(a)   Until the earlier of (i) the Close of Business on the tenth day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), or (ii) the Close of Business on the tenth Business Day (or, if such tenth Business Day occurs before the Record Date, the Close of Business on the Record Date), or such later date as the Board of Directors may determine prior to such time as any Person becomes an Acquiring Person, after the date that a tender or exchange offer by any Person (other than the Exempted Persons) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (or, in the case of uncertificated shares of Common Stock, by the book-entry account that evidences record ownership of such shares) (which certificates or book entries for Common Stock shall be deemed also to be certificates or book entries for Rights) and not by separate certificates (or book entries), (y) the surrender for transfer of any certificate representing shares of Common Stock (or, in the case of uncertificated shares of Common Stock, the effectuation of a book-entry transfer of such shares of Common Stock) in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock, and (z) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.
(b)   The Company will make available, as promptly as practicable following the Record Date, a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for the Common Stock outstanding as of the Record Date, or issued subsequent to the Record Date (or, in the case of uncertificated shares of Common Stock, by the book-entry account that evidences record ownership of such shares), unless and until the Distribution Date shall occur, the Rights will be evidenced by such certificates for the Common Stock (or book entries) and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earliest of the Distribution Date, the Expiration Date (as such term is defined in Section 7 hereof) or the redemption of the Rights pursuant to Section 23 hereof, the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued (or, in the case of uncertificated shares of Common Stock, the effectuation of a book-entry transfer of such shares of Common Stock) shall also constitute the transfer of the Rights associated with such shares of Common Stock.
(c)   Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earliest of the Distribution Date, the Expiration Date or the redemption of the Rights pursuant to Section 23 hereof. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend substantially in the following form:
“This certificate [These shares] also evidence[s] and entitle[s] the holder hereof to certain Rights as set forth in the Section 382 Rights Agreement between Enzon Pharmaceuticals, Inc. (the “Company”) and Continental Stock Transfer & Trust Company, as rights agent (the “Rights Agent”), dated as of August 14, 2020, as the same may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this [certificate] [these shares]. The Rights Agent will mail to the holder of [this certificate] [these shares] a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Related Persons thereof or specified transferees of such Acquiring Person (or Related Person thereof) (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.”
With respect to any book-entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares to the extent required by applicable law. With respect to certificated shares of Common Stock containing the foregoing legend, or any notice of the foregoing legend delivered to record holders of book-entry shares, until the earlier of the (i) Distribution Date or (ii) the Expiration Date, the Rights associated with such shares of Common Stock represented by such stock certificates or registered in book-entry form shall be evidenced by such certificates alone, or such registration in book-entry form alone, and registered holders of such shares of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such shares of Common Stock represented by such certificates or book-entries shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates or book-entries. The omission of any legend described in this Section 3 shall not affect the status, validity or enforceability of any part of this Agreement or the rights of any holder of the Rights.
Section 4.   Form of Rights Certificates.
(a)   The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the share certificate evidencing such shares (or, with respect to uncertificated shares of Common Stock, the date of the issuance of such shares of Common Stock indicated in the books of the registrar and transfer agent), and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.
(b)   Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by any Person known to be: (i) an Acquiring Person or any Related Person of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the

Board of Directors has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect of avoidance of Section 7(e) hereof, or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) a legend substantially in the following form:
“The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined in the Section 382 Rights Agreement between Enzon Pharmaceuticals, Inc. and Continental Stock Transfer & Trust Company, as rights agent, dated as of August 14, 2020, as the same may be amended from time to time (the “Agreement”). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.”
The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including, without limitation, the provisions of Section 7(e).
Section 5.   Countersignature and Registration.
(a)   The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board of Directors, its Principal Executive Officer, its Chief Operating Officer, its Principal Financial Officer or any executive officer of the Company, either manually or by facsimile or other electronic signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile or other electronic signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile or other electronic signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed or attested any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed or attested such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed or attested on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign or attest such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.
(b)   Following the Distribution Date, the Rights Agent shall keep, or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.
Section 6.   Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.
(a)   Subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 27 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date or the redemption of the rights pursuant to Section 23 hereof, any Rights Certificate (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e), that have been redeemed pursuant to Section 23 or that have been exchanged pursuant to Section 27) or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer, split up, combination or exchange of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Related Persons thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 27 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice.
(b)   Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.
Section 7.   Exercise of Rights; Purchase Price; Expiration Date of Rights.
(a)   Subject to Section 7(e) and Section 27 hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Close of Business on August 13, 2021 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the time at which all of the Rights (other than Rights that have become void pursuant to the provisions of Section 7(e) hereof) are exchanged for Common Stock or other assets or securities as provided in Section 27 hereof, (iv) the Close of Business on the effective date of the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, or (v) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors determines that no Tax Benefits may be carried forward (the earliest of (i) and (ii) and (iii) and (iv) and (v) being herein referred to as the “Expiration Date”).
(b)   The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $1.20, and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in accordance with paragraph (c) below.
(c)   Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to, or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash described in clause (ii) hereof, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made by certified bank check or bank draft payable to the order of the Rights Agent for credit to the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.
(d)   In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.
(e)   Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a) (ii) Event, any Rights beneficially owned by any Person known to be (i) an Acquiring Person or a Related Person of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Related Persons or transferees hereunder.
(f)   Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Related Persons thereof as the Company shall reasonably request.
Section 8.   Cancellation and Destruction of Rights Certificates.   All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
Section 9.   Reservation and Availability of Capital Stock.
(a)   The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.
(b)   So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its commercially reasonable efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.
(c)   If the Company is required to file a registration statement pursuant to the Securities Act with respect to the securities purchasable upon exercise of the Rights, the Company shall use its commercially reasonable efforts to (i) prepare and file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, or as soon as is required by applicable law following the Distribution Date, as the case may be, a registration statement under the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, and a Section 11(a)(ii) Event has not occurred, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification or exemption in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.
(d)   The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable.
(e)   The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of

Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.
Section 10.   Preferred Stock Record Date.   Each Person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open; provided, further, that if delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is delayed pursuant to Section 9(c), such Persons shall be deemed to have become the record holders of such number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) only when such shares first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11.   Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.   The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a)   (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the outstanding Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii)   Subject to Section 27, in the event any Person shall become an Acquiring Person, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).
(iii)   In the event that the number of shares of Common Stock which are authorized by the Company’s Certificate of Incorporation but not outstanding, subscribed for or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall, to the extent permitted by applicable law and by any agreements or instruments then in effect to which the Company is a party, (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for some or all of the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of preferred stock being referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a financial advisor selected by the Board of Directors; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, shares of Preferred Stock (to the event available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date. The Board may establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).
(b)   In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c)   In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d)   (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if the shares of Common Stock are not listed or admitted to trading on the NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board service or such other quotation system then in use, or, if on any such date the shares of Common Stock are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
(ii)   For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price shall be equal to the Current Market Price of one share of Preferred Stock divided by 1,000.
(e)   Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-thousandth of a share of

Common Stock or other share of capital stock or one-ten millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.
(f)   If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.
(g)   All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(h)   Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-ten millionth of a share of Preferred Stock) obtained by:
(i)   multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and
(ii)   dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(i)   The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.
(j)   Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights

Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.
(k)   Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable such number of one one-thousandths of a share of Preferred Stock at such adjusted Purchase Price.
(l)   In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.
(m)   Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.
(n)   The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Related Persons; provided, however, this Section 11(n) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into or sell or transfer assets of earning power to, any other Subsidiary of the Company.
(o)   The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.
(p)   Notwithstanding anything in this Agreement to the contrary, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock,

(ii) subdivide the outstanding shares of Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.
Section 12.   Certificate of Adjusted Purchase Price or Number of Shares.   Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock and to each holder of book-entry shares) in accordance with Section 25 hereof. Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.
Section 13.   Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.
(a)   In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving entity of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall engage in a share exchange with or shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving entity of such share exchange or consolidation or merger and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock shall be converted into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement and in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such

Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.
(b)   “Principal Party” shall mean:
(i)   in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), (A) the Person (including the Company as the successor thereto or as the surviving entity) that is the issuer of any securities into which shares of Common Stock of the Company are converted or exchanged in such share exchange, merger or consolidation, or, if there is more than one such issuer, the issuer whose Common Stock has the highest aggregate market value; and (B) if no securities are so issued, (1) the Person that is the other party to such merger, if such Person survives the merger, or, if there is more than one such Person, the Person whose Common Stock has the highest aggregate market value, (2) if the Person is the other party to such share exchange, consolidation or merger does not survive the merger, the Person that does survive the merger (including the Company, if it survives); and (3) or the Person resulting from the consolidation; and
(ii)   in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or if each Person that is a party to such transaction or transactions receives the same portion of the assets, cash flow or earning power cannot be determined, whichever such Person the Common Stock of which has the highest aggregate market value; provided, however, that in any such case described in the foregoing clause (i) or (ii) of this Section 13(b), (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value; and (3) if the Common Stock of such Person is not at such time and has not been so registered and such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in the foregoing clauses (1) and (2) will apply to each of the chains of ownership having an interest in such joint venture as if such Person were a Subsidiary of both or all of such joint ventures, and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.
(c)   The Company shall not consummate any such Section 13 Event unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any Section 13 Event, the Principal Party will:
(i)   if required to file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights, (A) prepare and file such registration statement on an appropriate form, and (B) use its commercially reasonable efforts to cause such registration statement to become effective as soon as practicable after such filing to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

(ii)   qualify or register the Rights and take all other such action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate;
(iii)   deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act;
(iv)   use its commercially reasonable efforts to obtain any and all necessary regulatory approvals as may be required with respect to the securities purchasable upon exercise of the Rights;
(v)   use its commercially reasonable efforts, if the Common Stock of the Principal Party is listed or admitted to trading on the NASDAQ, the NYSE or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the NASDAQ, the NYSE or on such securities exchange, or if the securities of the Principal Party that may be acquired upon exercise of the Rights are not listed or admitted to trading on the NASDAQ, the NYSE or on another national securities exchange, to cause the Rights and the securities purchasable upon exercise of the Rights to be authorized for quotation on any other system then in use; and
(vi)   obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.
(d)   In case the Principal Party has, at any relevant time (including the time of the Section 13 Event or immediately thereafter), a provision in any of its authorized securities or in its certificate or articles of incorporation, bylaws or other instrument governing its affairs, or any other agreements or arrangements, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a Section 13 Event, shares of Common Stock of such Principal Party at less than the then Current Market Price or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such Current Market Price; (ii) providing for any special payment, tax or similar provision in connection with the issuance of Common Stock of such Principal Party pursuant to this Section 13 or (iii) otherwise eliminating or substantially diminishing the benefits intended to be afforded by the Rights in connection with, or as a consequence of, a Section 13 Event, then in each such case, the Company may not consummate any such Section 13 Event unless prior thereto, the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party has been cancelled, waived or amended, or that the authorized securities have been redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of such Section 13 Event.
(e)   The Company covenants and agrees that it shall not, at any time after a Section 13 Event, enter into any transaction of the type described in Section 13(a)(x) through Section 13(a)(z) if (i) at the time of or immediately after such transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights; (ii) prior to, simultaneously with or immediately after such transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(b) has received a distribution of Rights previously owned by such Person or any Related Person thereof or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.
(f)   Notwithstanding anything herein to the contrary, in the event of any merger or acquisition transaction involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Related Persons), which agreement has been approved by the Board of Directors prior to any Person becoming an Acquiring Person, this Agreement and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7(a).

(g)   The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).
Section 14.   Fractional Rights and Fractional Shares.
(a)   The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or NYSE or, if the Rights are not listed or admitted to trading on NASDAQ or NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board service or such other quotation system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors shall be used.
(b)   The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, however, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the shares represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.
(c)   Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one (1) share of Common Stock shall be the closing price of one (1) share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.
(d)   The holder of a Right by the acceptance of the Rights expressly waives his or her right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15.   Rights of Action.   All rights of action in respect of this Agreement, except the rights of action that are given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, any registered holder of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.
Section 16.   Agreement of Rights Holders.   Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)   prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;
(b)   after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;
(c)   subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate or book-entry record) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate or book-entry made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and
(d)   notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use commercially reasonable efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as promptly as practicable.
Section 17.   Rights Certificate Holder Not Deemed a Stockholder.   No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18.   Concerning the Rights Agent.
(a)   The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the reasonable costs and expenses of defending against any claim of liability.
(b)   The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.
Section 19.   Merger or Consolidation or Change of Name of Rights Agent.
(a)   Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust, stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of the transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
(b)   In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
Section 20.   Duties of Rights Agent.   The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:
(a)   The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.
(b)   Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board of Directors, the Principal Executive Officer, the Chief Operating Officer, the Principal Financial Officer or any executive officer of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.
(c)   The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.
(d)   The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.
(e)   The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and non-assessable.
(f)   The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
(g)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Principal Executive Officer, the Chief Operating Officer, the Principal Financial Officer or any executive officer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.
(h)   The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
(i)   The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.
(j)   No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)   If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.
Section 21.   Change of Rights Agent.   The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail. The Company may, in its sole discretion, remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a legal business entity organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an Affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22.   Issuance of New Rights Certificates.   Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded prior to the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.
Section 23.   Redemption and Termination.
(a)   The Board of Directors may, at its option, prior to the earlier of (i) the Stock Acquisition Date and (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the “Current Market Price,” as defined in Section 11(d)(i) hereof, of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors. The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.
(b)   Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to Section 23(a) or such later time as the Board may establish for the effectiveness of such redemption, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Within ten (10) day after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock, provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.
Section 24.   Notice of Certain Events.
(a)   In case the Company shall propose, at any time after the earlier of the Distribution Date or the Stock Acquisition Date, (i) to pay any dividend payable in stock of any class or series to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier; provided, however, that no such action shall be taken pursuant to this Section 25(a) that will or would conflict with any provision of the Certificate of Incorporation, provided further that no such notice is required pursuant to this Section 25 if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earning power to, any Subsidiary of the Company.

(b)   In case any of the events set forth in Section 11(a)(ii) hereof shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.
Section 25.   Notices.   Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if in writing and sent by first-class or express United States mail, Federal Express or United Parcel Service or any other nationally recognized courier service, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) or by facsimile transmission (with receipt confirmation) as follows:
Enzon Pharmaceuticals, Inc.
20 Commerce Drive, Suite 135
Cranford, New Jersey 07016
Attention: Principal Executive Officer
Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if in writing and sent by first-class or express United States mail, Federal Express or United Parcel Service or any other nationally recognized courier service, postage prepaid, addressed (until another address is filed in writing with the Company) or by facsimile transmission (with receipt confirmation) as follows:
Continental Stock Transfer & Trust Company
Attn: Compliance Dept.
1 State Street, 30th Floor
New York, NY 10004
Facsimile No.: 212-616-7608/7616
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock or to holders of book-entry shares) shall be sufficiently given or made if in writing and sent by first-class or express United States mail, Federal Express or United Parcel Service or any other nationally recognized courier service, postage prepaid, and addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 26.   Supplements and Amendments.   Prior to the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock or holders of book-entry shares of Common Stock. From and after the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Related Person of an Acquiring Person or any transferee of any Acquiring Person or a Related Person of any Acquiring Person); provided, however, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Without limiting the foregoing, the Company, by action of the Board of Directors, may, at any time before any Person becomes an Acquiring Person, amend this Agreement to make this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction. For the avoidance of doubt, the Company shall be entitled to adopt and implement such procedures and arrangements (including with third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, trading, issuance or distribution of the Rights (and the shares of Preferred Stock issuable and deliverable upon the exercise of the Rights) as contemplated hereby and to ensure that an Acquiring Person and its Related Persons and transferees do not obtain the benefits thereof, and any amendment in respect of the foregoing shall be deemed to adversely affect the interests of the holders of Rights.
Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute any supplement or amendment hereto requested by the Company. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.
Section 27.   Exchange.
(a)   (i) The Company may, at its option, at any time after any Person becomes an Acquiring Person, upon resolution by the Board of Directors, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date of this Agreement (such exchange ratio being hereinafter referred to as the “Section 27(a)(i) Exchange Ratio”). Notwithstanding the foregoing, the Company may not effect such exchange at any time after any Acquiring Person, together with all of its Related Persons, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding. From and after the occurrence of a Section 13 Event, any rights that theretofore have not been exchanged pursuant to this Section 27(a)(i) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 27(a)(i). Before effecting an exchange pursuant to this Section 27, the Board of Directors may direct the Company to enter into a trust agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such Agreement (the “Trust”) all or some (as designated by the Board of Directors) of the Common Stock issuable pursuant to the exchange, and all or some (as designated by the Board of Directors) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.
(ii)   The Company may, at its option, at any time after any Person becomes an Acquiring Person, upon resolution by the Board of Directors, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio specified in the following sentence, as appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date of this Agreement. Subject to such adjustment, each Right may be exchanged for that number of shares of Common Stock obtained by dividing the Adjustment Spread (as defined below) by the then Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the earlier of (i) the date on which any Person becomes an Acquiring Person or (ii) the date on which a tender or exchange offer by any Person (other than an Exempted Person) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof such Person would be the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding (such exchange ratio being the “Section 27(a)(ii) Exchange Ratio”). The “Adjustment Spread” shall equal (x) the aggregate market price on the date of such event of the number of Adjustment Shares determined pursuant to Section 11(a)(ii) minus (y) the Purchase Price.
(iii)   Notwithstanding anything contained in this Section 27(a) to the contrary, the Company may not exchange any Rights pursuant to this Section 27(a) unless such exchange is approved by a majority of the members of the Board of Directors.

(b)   Immediately upon the effectiveness of the action of the Board of Directors ordering the exchange of any Rights pursuant to paragraph (a) of this Section 27 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Section 27(a)(i) Exchange Ratio or Section 27(a)(ii) Exchange Ratio, as the case may be. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly thereafter shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights. Prior to effecting any exchange and registering shares of Common Stock in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including the identity of the Beneficial Owners thereof and their Related Persons (or former Beneficial Owners thereof and their Related Persons) as the Company reasonably requests in order to determine if such Rights are void. If any Person fails to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be void pursuant to Section 7(e). No failure to give, or any defect in, any notice provided under this Section 27(b) shall affect the validity of any exchange. Any shares of Common Stock or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid and non-assessable shares of Common Stock or of such other securities, as the case may be.
(c)   Upon declaring an exchange pursuant to this Section 27, or as promptly as reasonably practicable thereafter, the Company may implement such procedures as it deems appropriate, in its sole discretion, for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 27 is not received by holders of Rights that have become void pursuant to Section 7(e).
(d)   In any exchange pursuant to this Section 27, the Company, at its option, may substitute shares of Preferred Stock for shares of Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common stock shall have the same voting rights as one share of Common Stock.
(e)   In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 27, the Company shall make adequate provision to substitute, to the extent that there are insufficient shares of Common Stock available (1) cash, (2) other equity securities of the Company, (3) debt securities of the Company, (4) other assets or (5) any combination of the foregoing, having an aggregate value per Right equal to (x) in the case of an exchange pursuant to Section 27(a)(i), the then current per share market price (determined pursuant to Section 11(d) hereof) of the Common Stock multiplied by the Section 27(a)(i) Exchange Ratio and (y) in the case of an exchange pursuant to Section 27(a)(ii), the Adjustment Spread, where such aggregate value has been determined by a majority of the members of the Board of Directors, after receiving advice from a nationally recognized investment banking firm. To the extent that the Company determines that any such substitution must be made, the Company shall provide, subject to Section 7(e) hereof, that such substitution shall apply uniformly to all outstanding Rights.
(f)   The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this paragraph (f), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d) hereof) for the Trading Day immediately prior to the date of the exchange pursuant to this Section 27.
Section 28.   Successors.   All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 29.   Determinations and Actions by the Board of Directors, etc.   The Board of Directors, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights, to exchange or not exchange the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of Directors to any liability to the holders of the Rights.
Section 30.   Benefits of this Agreement.   Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).
Section 31.   Tax Compliance and Withholding.   The Company hereby authorizes the Rights Agent to deduct from all payments disbursed by the Rights Agent to the holders of the Rights, if applicable, the tax required to be withheld pursuant to the Code or by any federal or state statutes subsequently enacted, and to make the necessary returns and payments of such tax to the relevant taxing authority. The Company will provide withholding and reporting instructions in writing to the Rights Agent from time to time as relevant, and upon request of the Rights Agent. The Rights Agent shall have no responsibilities with respect to tax withholding, reporting or payment except as specifically instructed by the Company.
Section 32.   Severability.   If any term, provision, covenant or restriction of this Agreement or the Rights is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and the Rights shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from this Agreement or the Rights would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth (10th) day following the date of such determination by the Board of Directors.
Section 33.   Governing Law; Submission to Jurisdiction.   This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State. The Company and each holder of Rights hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court lacks subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement. The Company and each holder of Rights acknowledge that the forum designated by this Section 33 has a reasonable relation to this Agreement and to such Persons’ relationship with one another. The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 33. The Company and each holder of Rights undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 33. The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.
Section 34.   Counterparts.   This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed signature page of the Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart hereof.
Section 35.   Descriptive Headings.   Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof and the words “herein,” “hereof,” “hereby,” “hereto,” “hereunder” and words of similar import are references to this Agreement as a whole and not to any particular section or other provision hereof. The words “include” and “including” shall be deemed to be followed by the phrase “without limitation.” Each reference in this Agreement to a period of time following or after a specified date or event shall be calculated without including such specified date or the day on which such specified event occurs.
[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
ENZON PHARMACEUTICALS, INC.
By:   /s/ Andrew Rackear

 Name: Andrew Rackear
 Title: Chief Executive Officer and Secretary
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
By:   /s/ Henry Farrell

 Name: Henry Farrell
 Title: Vice President

Exhibit A
FORM OF
CERTIFICATE OF DESIGNATION
OF
SERIES A-1 JUNIOR PARTICIPATING PREFERRED STOCK
OF
ENZON PHARMACEUTICALS, INC.
Pursuant to Section 151 of the
General Corporation Law of the State of Delaware
The undersigned do hereby certify that the following resolution was duly adopted by the Board of Directors of Enzon Pharmaceuticals, Inc., a Delaware corporation (the “Company”), on August 14, 2020:
RESOLVED, that pursuant to the authority vested in the board of directors of the Company (the “Board of Directors”) by the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), the Board of Directors does hereby create, authorize and provide for the issue of a series of Preferred Stock, par value $0.01 per share, of the Company, to be designated “Series A-1 Junior Participating Preferred Stock,” initially consisting of 100,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations or restrictions of the Series A-1 Junior Participating Preferred Stock are not stated and expressed in the Certificate of Incorporation, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Certificate of Incorporation shall be deemed to have the meanings provided therein):
Section 1.   Designation and Amount.   The shares of such series shall be designated as “Series A-1 Junior Participating Preferred Stock” and the number of shares constituting such series shall be 100,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A-1 Junior Participating Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series A-1 Junior Participating Preferred Stock.
Section 2.   Dividends and Distributions.
(a)   Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A-1 Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A-1 Junior Participating Preferred Stock, in preference to the holders of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”), shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the purpose, quarterly dividends payable in cash on the last business day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A-1 Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.20 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment

Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A-1 Junior Participating Preferred Stock. In the event the Company shall at any time after August 14, 2020 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A-1 Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)   The Company shall declare a dividend or distribution on the outstanding shares of Series A-1 Junior Participating Preferred Stock as provided in Section 2(a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior to and superior to the shares of Series A-1 Junior Participating Preferred Stock with respect to dividends, a dividend of $1.20 per share on the outstanding shares of Series A-1 Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
(c)   Dividends shall begin to accrue and be cumulative on outstanding shares of Series A-1 Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A-1 Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A-1 Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A-1 Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A-1 Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than sixty (60) days prior to the date fixed for the payment thereof.
Section 3.   Voting Rights.   The holders of shares of Series A-1 Junior Participating Preferred Stock shall have the following voting rights:
(a)   Subject to the provision for adjustment hereinafter set forth, each share of Series A-1 Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A-1 Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)   Except as otherwise provided herein or by law, the holders of shares of Series A-1 Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Company.
(c)   Except as set forth herein or as otherwise provided by law, holders of Series A-1 Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

A-2

Section 4.   Certain Restrictions.
(a)   Whenever quarterly dividends or other dividends or distributions payable on the Series A-1 Junior Participating Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A-1 Junior Participating Preferred Stock outstanding shall have been paid in full, the Company shall not:
(i)   declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series-1 A Junior Participating Preferred Stock;
(ii)   declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A-1 Junior Participating Preferred Stock, except dividends paid ratably on the Series A-1 Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii)   redeem or purchase or otherwise acquire for consideration shares of any capital stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A-1 Junior Participating Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any capital stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A-1 Junior Participating Preferred Stock; or
(iv)   purchase or otherwise acquire for consideration any shares of Series A-1 Junior Participating Preferred Stock, or any shares of capital stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A-1 Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(b)   The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under Section 4(a), purchase or otherwise acquire such shares at such time and in such manner.
Section 5.   Reacquired Shares.   Any shares of Series A-1 Junior Participating Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.
Section 6.   Liquidation, Dissolution or Winding Up.
(a)   Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Company, no distribution shall be made to the holders of shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A-1 Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A-1 Junior Participating Preferred Stock shall have received an amount equal to $1,200 per share of Series A-1 Junior Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A-1 Liquidation Preference”). Following the payment of the full amount of the Series A-1 Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A-1 Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A-1 Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in Section 6(c) below to reflect such events as stock splits, reverse stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”).

A-3

Following the payment of the full amount of the Series A-1 Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A-1 Junior Participating Preferred Stock and Common Stock, respectively, and the payment of liquidation preferences of all other shares of capital stock which rank prior to or on a parity with the Series A-1 Junior Participating Preferred Stock, holders of Series A-1 Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.
(b)   In the event, however, that there are not sufficient assets available to permit payment in full of the Series A-1 Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A-1 Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.
(c)   In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 7.   Consolidation, Merger, etc.   In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A-1 Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, for which or into which each share of Common Stock is exchanged or changed. In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A-1 Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 8.   Ranking.   The Series A-1 Junior Participating Preferred Stock shall rank junior to all other series of the Company’s Preferred Stock as to the payment of dividends and the distribution of assets, whether or not upon the dissolution, liquidation or winding up of the Corporation, unless the terms of any such series provides otherwise.
Section 9.   No Redemption.   The shares of Series A-1 Junior Participating Preferred Stock shall not be redeemable.
Section 10.   Amendment.   The Certificate of Incorporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A-1 Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of majority of the outstanding shares of Series A-1 Junior Participating Preferred Stock, voting separately as a class.
Section 11.   Fractional Shares.   Series A-1 Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series A-1 Junior Participating Preferred Stock.
[Signature Page Follows]

A-4

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Company by its duly authorized officer on this 14th day of August, 2020.
ENZON PHARMACEUTICALS, INC.
By:

Name:
Andrew Rackear

Title:
Chief Executive Officer and Secretary

A-5

Exhibit B
[Form of Rights Certificate]
Certificate No. R-Rights
NOT EXERCISABLE AFTER AUGUST 13, 2021 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY OR SUCH EARLIER EXPIRATION DATE (AS DEFINED IN THE SECTION 382 RIGHTS AGREEMENT (THE “RIGHTS AGREEMENT”)). AS SET FORTH IN THE RIGHTS AGREEMENT, THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.01 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY RELATED PERSON OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR A RELATED PERSON OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]†
Rights Certificate
ENZON PHARMACEUTICALS, INC.
This certifies that [ ], or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement, dated as of August 14, 2020 (the “Rights Agreement”), between Enzon Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on August 13, 2021 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series A-1 Junior Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $1.20 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of August 14, 2020 based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued. Capitalized terms used and not defined herein shall have the meanings specified in the Rights Agreement.
Upon the occurrence of a Section 11(a)(ii) Event, if the Rights evidenced by this Rights Certificate are Beneficially Owned by (i) an Acquiring Person or a Related Person of any such Acquiring Person, (ii) a transferee of any such Acquiring Person or Related Person, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a Person who, after such transfer, became an Acquiring Person, or a Related Person of such Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.
As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

†
The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.
This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.01 per Right at any time prior to the earlier of (i) the Stock Acquisition Date and (ii) the Final Expiration Time. Immediately upon the action of the Board of Directors of the Company authorizing redemption or such later time as the Board may establish for the effectiveness of such redemption, the Rights shall terminate and the only right of the holders of Rights shall be to receive the Redemption Price. In addition, the Rights may be exchanged, in whole or in part, for shares of the Common Stock. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.
No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.
No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.
This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.
Dated as of
Attest:	ENZON PHARMACEUTICALS, INC.
By: Name: Title:	By: Name: Title:
Attest:	CONTINENTAL STOCK TRANSFER & TRUST COMPANY
By: Name: Title:	By: Name: Title:

[Form of Reverse Side of Rights Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)
FOR VALUE RECEIVED           hereby sells, assigns and transfers unto           (Please print name and address of transferee) this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.
Dated:
Signature:
Signature Guaranteed:
Certificate
The undersigned hereby certifies by checking the appropriate boxes that:
(1)
this Rights Certificate [           ] is [           ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or a Related Person of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2)
after due inquiry and to the best knowledge of the undersigned, it [           ] did [           ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or a Related Person of an Acquiring Person.

Dated:
Signature:
Signature Guaranteed:
NOTICE
The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)
To: ENZON PHARMACEUTICALS, INC.:
The undersigned hereby irrevocably elects to exercise           Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:
Please insert social security or other identifying number
(Please print name and address):
If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:
Please insert social security or other identifying number
(Please print name and address):
Dated:
Signature:
Signature Guaranteed:
Certificate
The undersigned hereby certifies by checking the appropriate boxes that:
(1)
the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or a Related Person of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2)
after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or a Related Person of an Acquiring Person.

Dated:
Signature:
Signature Guaranteed:
NOTICE
The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Exhibit C
SUMMARY OF RIGHTS TO PURCHASE SERIES A-1 JUNIOR
PARTICIPATING PREFERRED STOCK
On August 14, 2020, the Board of Directors of Enzon Pharmaceuticals, Inc. (the “Company”) approved the execution of a Section 382 Rights Agreement (the “Rights Agreement”) between the Company and Continental Stock Transfer & Trust Company (the “Rights Agent”). The Rights Agreement provides for a distribution of one preferred stock purchase right (a “Right”) for each share of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) outstanding to stockholders of record at the close of business on August 24, 2020 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A-1 Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), at a Purchase Price of $1.20 per one one-thousandth of a share (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement.
The Board of Directors of the Company adopted the Rights Agreement in an effort to protect stockholder value by attempting to protect against a possible limitation on the Company’s ability to use its net operating loss carryforwards (the “NOLs”) to reduce potential future federal income tax obligations. The Company has experienced substantial operating losses, and under the Internal Revenue Code of 1986, as amended (the “Code”), and rules promulgated by the Internal Revenue Service, the Company may “carry forward” these losses in certain circumstances to offset any current and future earnings and thus reduce the Company’s federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, the Company believes that it will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to the Company. However, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code, its ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.
A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company. This Summary of Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.
Distribution Date; Acquiring Persons; Transfer of Rights.   Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding or, in the case of uncertificated shares of Common Stock, the book-entry account that evidences record ownership of such shares, and no separate Rights Certificates will be distributed. New Rights shall attach to any shares of Common Stock that become outstanding after the Record Date and prior to the earlier of the Distribution Date (as defined below) and the Expiration Date (as defined below).
Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) ten (10) days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 4.9% or more of the outstanding shares of Common Stock (the “Stock Acquisition Date”) or (ii) ten (10) business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 4.9% or more of the outstanding shares of Common Stock. The definition of Acquiring Person excludes any Exempted Person and any Grandfathered Person (each term as defined below) and any person who would become an Acquiring Person solely as a result of an Exempted Transaction (as defined below). Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or, in the case of uncertificated Common Stock, the book-entry account that evidences record ownership of Common Stock) and will be transferred with and only with such Common Stock certificates (or book-entry shares), (ii) new Common Stock certificates (or new book-entries) after the Record Date will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock (or book-entry shares) outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate (or book-entries).

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date. Thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.
Exempted Persons.   An “Exempted Person” means (i) the Company or any of its Subsidiaries, (ii) any officer, director or employee of the Company or any of its Subsidiaries solely in respect of such Person’s status or authority as such (including any fiduciary capacity), (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company or (iv) any other Person (together with all of its Related Persons) whose Beneficial Ownership of 4.9% or more of the then outstanding shares of Common Stock will not jeopardize or endanger the availability to the Company of any Tax Benefit as determined by the Board of Directors in its sole discretion prior to the time any Person becomes an Acquiring Person, provided, however, that such Person will cease to be an Exempted Person if the Board subsequently makes a contrary determination in its sole discretion, regardless of the reason for such contrary determination.
Grandfathered Persons.   A “Grandfathered Person” is any Person who or which, together with all of such Person’s Related Persons, is, as of immediately prior to the first public announcement of the adoption of the Rights Agreement, the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding and (y) any Person who or which becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding as a result of the acquisition of Beneficial Ownership of shares of Common Stock from an individual described in the preceding clause (x) if such acquisition occurs upon such individual’s death pursuant to such individual’s will or pursuant to a charitable trust created by such individual for estate planning purposes.
A Person ceases to be a “Grandfathered Person” if and when (i) such Person becomes the Beneficial Owner of less than 4.9% of the shares of Common Stock then outstanding or (ii) such Person increases such Person’s Beneficial Ownership of shares of Common Stock to an amount equal to or greater than the greater of (A) 4.9% of the shares of Common Stock then outstanding and (B) the sum of (1) the lowest Beneficial Ownership of such Person as a percentage of the shares of Common Stock outstanding as of any time from and after the first public announcement of the adoption of the Rights Agreement (other than as a result of an acquisition of shares of Common Stock by the Company) plus (2) one share of Common Stock. The foregoing definition shall grandfather the security or instrument underlying such Beneficial Ownership only in the type and form as of the date of the Rights Agreement and shall not grandfather any subsequent change, modification, swap or exchange of such security or instrument into a different type or form of security or instrument (unless such change, modification, swap or exchange is contemplated explicitly by the terms of such security or instrument). For the avoidance of doubt, the swap or exchange of contracts for differences for shares of Common Stock or other equity securities of the Company shall not be grandfathered under the Rights Agreement.
Exempted Transactions.   An “Exempted Transaction” is any transaction that the Board of Directors of the Company determines, in its sole discretion, is an “Exempted Transaction,” which determination shall be irrevocable.
Excercisability; Expiration.   The Rights are not exercisable until the Distribution Date and will expire on the earliest of (i) the close of business on August 13, 2021, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights are exchanged pursuant to the Rights Agreement, (iv) the repeal of Section 382 of the Code or any successor statute if the Board of Directors of the Company determines that the Rights Agreement is no longer necessary or desirable for the preservation of certain tax benefits, or (v) the beginning of a taxable year of the Company to which the Board of Directors of the Company determines that certain tax benefits may not be carried forward. At no time will the Rights have any voting power.
In the event that an Acquiring Person becomes the beneficial owner of 4.9% or more of the then outstanding shares of Common Stock, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company), having a value equal to two times the exercise price of the Right. The exercise price is the Purchase Price times the number of shares of Common Stock associated with each Right (initially, one). Notwithstanding any of the foregoing, following the occurrence of an Acquiring Person becoming such (a “Flip-In Event”), all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of a Flip-In Event until such time as the Rights are no longer redeemable by the Company as set forth below.
For example, at an exercise price of $1.20 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $2.40 worth of Common Stock (or other consideration, as noted above) for $1.20. If the Common Stock at the time of exercise had a market value per share of $0.20, the holder of each valid Right would be entitled to purchase twelve shares of Common Stock for $2.40.
In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation; (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock is changed or exchanged; or (iii) 50% or more of the Company’s assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise of the Right, common stock of the acquiring company having a value equal to two times the exercise price of the Right.
The events set forth in this paragraph (a “Flip-Over Event”) and in the second preceding paragraph are referred to as the “Triggering Events.”
Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company as set forth above or in the event the Rights are redeemed.
Anti-Dilution Provisions.   The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).
With certain exceptions, no adjustments in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.
Exchange.   At any time after any person or group becomes an Acquiring Person and prior to the acquisition by the Acquiring Person of fifty percent (50%) or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by an Acquiring Person, which shall have become void), in whole or in part, at an exchange ratio equal to (i) a number of shares of Common Stock per Right with a value equal to the spread between the value of the number of shares of Common Stock for which the Rights may then be exercised and the Purchase Price or (ii) if prior to the acquisition by the Acquiring Person of 50% or more of the then outstanding shares of Common Stock, one share of Common Stock per Right (subject to adjustment).
Redemption.   At any time prior to the earlier of (1) the Stock Acquisition Date and (2) the Final Expiration Time, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (subject to adjustment and payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors). Immediately upon the action of the Board of Directors authorizing any redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.01 redemption price.
Amendments.   Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not materially adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person, certain related parties thereto or any transferee of the foregoing persons), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

ENZONPHARMACEUTICALS, INC.PLEASE DO NOT RETURN THE PROXY CARD IF YOUARE VOTING ELECTRONICALLY.Signature_____________________________________ Signature, if held jointly____________________________________ Date_____________, 2021Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee,guardian, or corporate officer, please give title as such.Please markyour voteslike this XCONTROL NUMBERPROXYUNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORSLISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NO. 2, 3 AND 4 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIESON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE 2021 ANNUAL MEETING. THE BOARD OF DIRECTORS HASPROPOSED AND RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORSLISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NO. 2, 3 AND 4.FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED 1. To elect three (3) directors, each for a one-year termexpiring at the Company’s next annual meeting ofstockholders and until such director’s successor iselected and qualified.(1) Jordan Bleznick(2) Jennifer McNealey(3) Randolph C. ReadFOR AGAINST ABSTAINTHE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALLNOMINEES:3. To approve, on an advisory basis, thecompensation of the Company’s namedexecutive officers.4. To ratify the Section 382 Rights Planadopted by the Board of Directors; and5. Such other matters as may properly come before the 2021 annualmeeting or any adjournment or postponement thereof.THE BOARD OF DIRECTORS RECOMMENDS A VOTE FORPROPOSALS NOS. 2,3 AND 4.VOTE ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMADVISORY SAY-ON-PAY VOTE2. To ratify the appointment of EisnerAmperLLP as the Company’s independentregistered public accounting firm for thefiscal year ending December 31, 2021.FOR AGAINST ABSTAINFOR AGAINST ABSTAINFOR AGAINST ABSTAINMark here if you plan to attend the meeting.For address changes/comments, please check this boxand write them below, to the left, where indicated.Address changes/comments:YES NOINTERNET –www.cstproxyvote.comUse the Internet to vote your proxy. Haveyour proxy card available when youaccess the above website. Follow theprompts to vote your shares.Vote at the Meeting –If you plan to attend the virtual onlineannual meeting, you will need your 12 digitcontrol number to vote electronicallyat the annual meeting. To attend:https://www.cstproxy.com/enzon/2021MAIL – Mark, sign and date your proxycard and return it in the postage-paidenvelope provided.Your Internet vote authorizes the named proxiesto vote your shares in the same manner as if youmarked, signed and returned your proxy card.Votes submitted electronically over the Internetmust be received by 11:59 p.m., Eastern Time, onJune 1, 2021.YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.IMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailVote by Internet - QUICK EASY17844 Enzon Pharma Proxy Card Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet — Q U I CK E A SYIMMEDIATE — 24 Hours a Day, 7 Days a Week or by Mail ENZON PHARMACEUTICALS, INC. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 1, 2021. INTERNET — www.cstproxyvote.com PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting — If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend: https://www.cstproxy.com/enzon/2021 MAIL — Mark, sign and date your proxy card and return it in the postage-paidenvelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NO. 2, 3 AND 4 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE 2021 ANNUAL MEETING. THE BOARD OF DIRECTORS HAS PROPOSED AND RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NO. 2, 3 AND 4. Please mark X your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES: 1.To elect three (3) directors, each for a one-year term expiring at the Company’s next annual meeting of stockholders and until such director’s successor iselected and qualified. (1) Jordan Bleznick (2) Jennifer McNealey (3) Randolph C. Read THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS NOS. 2,3 AND 4. VOTE ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 2. To ratify the appointment of EisnerAmperFORAGAINST ABSTAIN LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. YESNO ADVISORY SAY-ON-PAY FOR AGAINST ABSTAIN compensation of the Company’s namFeOdRexecutive officers. 4.To ratify the Section 38A2GRAigIhNtsSPTlan VOTE 3.To approve, on an advisory basis, theABSTAIN adopted by the Board of Directors; and 5.Such other matters as may properly come before the 2021 annual meeting or any adjournment or postponement thereof. For address changes/comments, please check this box and write them below, to the left, where indicated. Address changes/comments: CONTROL NUMBER Mark here if you plan to attend the meeting. Signature Signature, if held jointly Date , 2021 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. 17844 Enzon Pharma Proxy Card_ BackTOPPAN MERRILL • TM • ENZON PHARMACEUTICALS, INC. • SVC_XPP_ComposerUS / TM / tm2112826-1_def14a / 14-proxycard / Page: 1 / 2 • 04/13/21 @ 12:36 p.m. (es#:14)ENZONPHARMACEUTICALS, INC.PLEASE DO NOT RETURN THE PROXY CARD IF YOUARE VOTING ELECTRONICALLY.Signature_____________________________________ Signature, if held jointly____________________________________ Date_____________, 2021Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee,guardian, or corporate officer, please give title as such.Please markyour voteslike this X17844 Enzon Pharma Proxy Card REV1FrontCONTROL NUMBERPROXYUNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORSLISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NO. 2, 3 AND 4 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIESON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE 2021 ANNUAL MEETING. THE BOARD OF DIRECTORS HASPROPOSED AND RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORSLISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NO. 2, 3 AND 4. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED 1. To elect three (3) directors, each for a one-year termexpiring at the Company’s next annual meeting ofstockholders and until such director’s successor iselected and qualified.(1) Jordan Bleznick(2) Jennifer McNealey(3) Randolph C. ReadFOR AGAINST ABSTAINTHE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALLNOMINEES: 3. To approve, on an advisory basis, thecompensation of the Company’s namedexecutive officers.4. To ratify the Section 382 Rights Planadopted by the Board of Directors; and5. Such other matters as may properly come before the 2021 annualmeeting or any adjournment or postponement thereof.THE BOARD OF DIRECTORS RECOMMENDS A VOTE FORPROPOSALS NOS. 2,3 AND 4.VOTE ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMADVISORY SAY-ON-PAY VOTEVOTE ON SECTION 382 RIGHTS PLAN2. To ratify the appointment of EisnerAmperLLP as the Company’s independentregistered public accounting firm for thefiscal year ending December 31, 2021.FOR AGAINST ABSTAINFOR AGAINST ABSTAINFOR AGAINST ABSTAINMark here if you plan to attend the meeting.For address changes/comments, please check this boxand write them below, to the left, where indicated.Address changes/comments:YES NOINTERNET –www.cstproxyvote.comUse the Internet to vote your proxy. Haveyour proxy card available when youaccess the above website. Follow theprompts to vote your shares.Vote at the Meeting –If you plan to attend the virtual onlineannual meeting, you will need your 12 digitcontrol number to vote electronicallyat the annual meeting. To attend:https://www.cstproxy.com/enzon/2021MAIL – Mark, sign and date your proxycard and return it in the postage-paidenvelope provided.Your Internet vote authorizes the named proxiesto vote your shares in the same manner as if youmarked, signed and returned your proxy card.Votes submitted electronically over the Internetmust be received by 11:59 p.m., Eastern Time, onJune 1, 2021.YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.IMMEDIATE - 24 Hours a
Day, 7 Days a Week or by MailVote by Internet - QUICK    EAS Y

Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting of Stockholders to be held on June 2, 2021 Our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available online at: https://www.cstproxy.com/enzon/2021 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ENZON PHARMACEUTICALS, INC. ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Wednesday, June 2, 2021 The undersigned hereby appoints Randolph C. Read and Richard L. Feinstein, and each of them, as proxies, with full power of substitution in each of them, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, on all proposals and in the discretion of the proxies on such other matters as may properly come before the 2021 annual meeting of stockholders of
Enzon Pharmaceuticals, Inc. (the “Company”) to be held on June 2, 2021 at 11:00 a.m., local time, or any adjournment(s), postponement(s), or other delays thereof (the “2021 Annual Meeting”), all shares of common stock of the Company to which the undersigned is entitled to vote at the 2021 Annual Meeting. IF YOU SIGN AND RETURN THE ENCLOSED PROXY CARD BUT DO NOT INDICATE YOUR VOTE, THE DESIGNATED PROXY HOLDERS WILL VOTE YOUR SHARES “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NOS. 2, 3 AND 4. (Continued, and to be marked, dated and signed, on the other side)